Registration No. 2-94157/811-04146
As filed with the Securities and Exchange Commission on July 17, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
under
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 81
and
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 82

JOHN HANCOCK TRUST
(Exact Name of Registrant as Specified in Charter)
601 Congress Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)

John D. Danello
Secretary
John Hancock Trust
601 Congress Street
Boston, Massachusetts 02210
(Name and Address of Agent for Service)
Copies to:

John W. Blouch	Mark Goshko
Dykema Gossett PLLC	Kirkpatrick & Lockhart Preston Gates Ellis LLP
Franklin Square, Suite 300 West State	Street Financial Center
13001 I Street, N.W.	1 Lincoln Street
Washington D.C. 20005-3306	Boston, MA 02111-2950

It is proposed that this filing will become effective:
☐   immediately upon filing pursuant to paragraph (b)
☐   on (date) pursuant to paragraph (b)
☐   60 days after filing pursuant to paragraph (a)(1)
☐   on (date) pursuant to paragraph (a)(1)
☐   on (date) pursuant to paragraph (a)(2)
☑   75 days after filing pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JOHN HANCOCK TRUST
601 Congress Street, Boston, Massachusetts 02210
John Hancock Trust (“JHT”) is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 122 separate investment portfolios or funds (each a “fund,” collectively “funds”). The following funds described in this Prospectus are referred to as “Funds”:
BLACKROCK GLOBAL ALLOCATION TRUST
ALPHA OPPORTUNITIES TRUST
SMALLER COMPANY GROWTH TRUST
Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. No person, including any dealer or salesperson, has been authorized to give any information or to make any representations, unless the information or representation is set forth in this Prospectus. If any such information or representation is given, it should not be relied upon as having been authorized by JHT, the adviser or any subadvisers to JHT or the principal underwriter of the shares. This Prospectus is not an offer to sell shares of JHT in any state where such offer or sale would be prohibited.
The date of this Prospectus is September 30, 2008

JOHN HANCOCK TRUST
TABLE OF CONTENTS

FUND DESCRIPTIOMS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE	3
Fund Annual Expenses	5
Examples of Expenses for Each Fund	7
Small Cap Funds
Smaller Company Growth Trust	8
Hybrid Funds
BlackRock Global Asset Allocation Trust	10
Large Cap Funds
Alpha Opportunities Trust	14
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES	16
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT POLICIES	23
MANAGEMENT OF JHT
Advisory Arrangement	26
Subadvisory Arrangements and Management Biographies	26
MULTICLASS PRICING; RULE 12B-1 PLANS	29
GENERAL INFORMATION	30
Taxes	30
Qualification as a Regulated Investment Company and Diversification Requirements Applicable to Insurance Company Separate Accounts	30
Tax-Qualified and Non-Qualified Contracts	31
Foreign Investments	31
Tax Implications for Insurance Contracts With Investments Allocated to JHT	31
Dividends	32
Purchase and Redemption of Shares	32
Disruptive Short Term Trading	34
Policy Regarding Disclosure of Fund Portfolio Holdings	35
Purchasers of Shares of JHT	35
Broker Compensation and Revenue Sharing Arrangements	35
FINANCIAL HIGHLIGHTS	36
APPENDIX A: SCHEDULE OF MANAGEMENT FEES	37
FOR MORE INFORMATION	38

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FUND DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE
1. Investment Management
     John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT and each Fund. The Adviser administers the business and affairs of JHT and retains and compensates an investment subadviser which manages the assets of the Funds. The subadviser formulates a continuous investment program for each Fund, consistent with the Fund’s investment goals and policies. The Adviser and subadviser each is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or is exempt from such registration. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the U.S.
2. Investment Objectives and Strategies
     Each Fund has a stated investment objective which it pursues through separate investment strategies or policies. Each Fund’s investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the returns of the Funds and the degree of market and financial risk to which the Funds are subject. See “Additional Information About the Funds’ Principal Risks and Investment Policies.”
Additional Investment Policies
     Temporary Defensive Investing. Except as otherwise stated below in the description of the Funds, during unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, a Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents: and (b) money market funds. Investments in foreign securities may be denominated in either U.S. dollars or foreign currency and may include debt of foreign corporations and governments, and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.
     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the descriptions of the Funds, each Fund is authorized to use all of the various investment strategies referred to under “Additional Information About the Fund’s Investment Policies — Hedging, Derivatives and Other Strategic Transactions.” More complete descriptions of options, futures, currency and other derivative transactions are set forth in the Statement of Additional Information (the “SAI”).
     More complete descriptions of the money market instruments and certain other instruments in which the funds may invest and of the options, futures, currency and other derivative transactions that certain funds may engage in are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) is included in Appendix I of the SAI.
3. Principal Risks of Investing in the Funds
     Certain risks of investing in each Fund are set forth in the fund’s description. If these risks materialize, an investor could lose money in the Fund. These and other risks are more fully described below under “Additional Information About the Funds’ Principal Risks and Investment Policies”:
•	Active Management risk

•	Credit and Counterparty risk

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•	Equity Securities risk

•	Exchange Traded Funds (“ETFs”) risk

•	Fixed-Income Securities risk

•	Foreign Securities risk

•	Hedging, Derivatives and Other Strategic Transactions risk

•	High Portfolio Turnover risk

•	Initial Public Offerings risk

•	Investment Company Securities risk

•	Liquidity risk

•	Medium and Small Company risk

•	Mortgage-Backed and Asset-Backed Securities risk
     An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
4. Performance Information for Each Fund
     These sections under a Fund’s description show how the Fund’s total returns have varied from year to year, along with a broad-based market index for reference. Because each of the Alpha Opportunities Trust and Smaller Company Growth Trust has less than one calendar year of performance as of the date of this Prospectus, however, there is no past performance to report for these Funds.
5. Portfolio Managers
     See “Subadvisory Arrangements and Management Biographies” for information relating to each Fund’s portfolio managers.

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6. Fees and Expenses for Each Fund
     Each Fund may issue four classes of shares: NAV shares, Series I shares, Series II shares and Series III shares. This Prospectus describes Series I shares and Series II shares of all three Funds; and NAV shares of Alpha Opportunities Trust and Smaller Company Growth Trust.
     The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I, Series II and Series III (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under “Multiple Classes of Shares.” The table below describes the fees and expenses for each class of shares of the Funds offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium, and would be higher if they did. Such fees and expenses are listed in the prospectus for the variable insurance contract. None of the Funds charges a sales load or surrender fee, although these fees may be imposed by the variable insurance contract.
FUND ANNUAL EXPENSES
     Each fund’s annual expenses are based on estimates for the current fiscal year.

		Distribution		Total
	Management	and service	Other	Operating
	fee	(12b-1) fees	Expenses	Expenses1

Funds
Alpha Opportunities Trust
Series I Class	[1.025%]	[0.05%]	[.03%]	[1.11%]
Series II Class	[1.025%]	[0.25%]	[.03%]	[1.31%]
NAV Class	[1.025%]	[0.00%]	[.03%]	[1.06%]
Smaller Company Growth Trust
Series I Class	[1.00%]	[0.05%]	[.03%]	[1.08%]
Series II Class	[1.00%]	[0.25%]	[.03%]	[1.28%]
NAV Class	[1.00%]	[0.00%]	[.03%]	[1.03%]

	Feeder Fund				Master Fund
Total
Master Fund
				Total				&
	Management		Other	Operating	Management		Other	Feeder Fund
Funds	Fees	12b-1 Fees	Expenses	Expenses(1)	Fees	12b-1 Fees	Expenses	Expenses
BlackRock Global Allocation Trust
Series I Class	[.80%]	[0.25%]	[.03%]	[0.28%]	0.75%]	[0.00%]	[0.15%]	[1.18%]
Series II Class	[.80%]	[0.45%]	[.03%]	[0.48%]	0.75%]	[0.00%]	[0.15%]	[1.38%]

(1)	“Total Operating Expenses” include fees and expenses incurred indirectly by each Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). The Total Operating Expenses shown may not correlate to a Fund’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Fund’s financial statements, which does not include “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund’s current fiscal year.

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EXAMPLE OF EXPENSES FOR EACH FUND
     The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that the Fund’s operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts shown would be higher. Although a particular investor’s actual expenses may be higher or lower, based on these assumptions the expenses would be:

Fund	Year 1	Years 3	Years 5	Years 10
BlackRock Global Allocation Trust
NAV Class
Series I Class	[$120]	[$375]	[$649]	[$1,432]
Series II Class	[$140]	[$437]	[$755]	[$1,657]
Alpha Opportunities Trust
NAV Class	[$108]	[$336]	[$582]	[$1,288]
Series I Class	[$113]	[$351]	[$609]	[$1,346]
Series II Class	[$133]	[$414]	[$716]	[$1,573]
Smaller Company Growth Trust
NAV Class	[$105]	[$328]	[$569]	[$1,259]
Series I Class	[$110]	[$343]	[$595]	[$1,317]
Series II Class	[$130]	[$406]	[$702]	[$1,545]

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SMALL CAP FUNDS
SMALLER COMPANY GROWTH TRUST

Subadvisers:	Frontier Capital Management Company, LLC (“Frontier”) Perimeter Capital Management (“Perimeter”) MFC Global Investment Management (U.S.A.) Limited, LLC (“MFC Global (U.S.A.)”)

Investment Objective:	To seek long term capital appreciation

Investment Strategies:	Under normal market conditions, the Fund invests at least 80% of its assets in small cap equity securities.
The Fund currently defines small cap equity securities as equity securities of companies with market capitalization between $50 million and $11.5 billion at the time of purchase. (The Fund is not required to sell a security that has appreciated or depreciated outside this stated market capital range.) While the fund’s investments will generally consist of U.S.-traded securities, including American Depository Receipts (“ADRs”), the Fund may also invest in foreign securities and have exposure to foreign securities. The Fund may invest in initial public offerings (“IPOs”).
The Fund may buy or sell derivatives (such as futures, options and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy design to reduce exposure to other risks, such as market risk.
The portion of the Fund managed by MFC Global (U.S.A.) will generally be invested in (a) common stocks included in the MSCI U.S. Small Company Growth Index and (b) securities (which may or may not be included in the MSCI U.S. Small Company Growth Index that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index. As of December 31, 2007, the market capitalizations of companies include in the MSCI U.S. Small Cap Growth Index range from $27 million to $4.9 billion.
The Fund employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Fund. The Adviser may change the allocation of Fund assets among the subadvisers at any time.
The Fund’s investment process may, at times, result in a higher than average portfolio turnover rate, which increases trading expenses and could lower performance.
     Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, the Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. To the extent the Fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal Risks of Investing in this Fund
The principal risks of investing in the Fund, which could adversely affect its net asset value per share (“NAV”) and performance, include:
•	Active Management risk

•	Credit and Counterparty risk

•	Equity Securities risk

•	Foreign Securities risk

•	Hedging, Derivatives and Other Strategic Transaction risk

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•	High Portfolio Turnover risk

•	Initial Public Offering risk

•	Liquidity risk

•	Medium and Small Company risk
Past performance
     This section normally shows how the Fund’s total returns have varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

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HYBRID FUNDS
BLACKROCK GLOBAL ALLOCATION TRUST
Master-Feeder Structure
     The BlackRock Global Allocation Trust (the “BlackRock Feeder Trust”) operates as a “feeder fund.” A “feeder fund” is a fund that does not buy investment securities directly; instead, each feeder fund invests in a “master fund” that, in turn, purchases investment securities. The BlackRock Feeder Trust has the same investment objective and limitations as its master fund, the BlackRock Global Allocation V.I. Fund (the “BlackRock Master Fund”), a series of BlackRock Variable Series Funds, Inc. The BlackRock Feeder Trust invests in Class I of the BlackRock Master Fund. The investment objectives and policies of the BlackRock Master Fund are discussed below.
The prospectus for the BlackRock Master Fund is delivered together with this Prospectus.
Investment Objective and Strategies of the BlackRock Feeder Trust
     The BlackRock Feeder Trust has a stated investment objective that is the same as the objective of the BlackRock Master Fund in which it invests. There can be no assurance that either the BlackRock Feeder Trust or the BlackRock Master Fund will achieve its investment objective. Additional information about the BlackRock Feeder Trust’s and BlackRock Master Fund’s investment policies is set forth below under “Additional Information About the BlackRock Master Fund’s and the BlackRock Feeder Trust’s Investments — Additional Investment Policies.” The investment objective of the BlackRock Feeder Trust is nonfundamental (i.e., the objective may be changed without the approval of shareholders).
     Both the BlackRock Feeder Trust and the BlackRock Master Fund are nondiversified under the 1940 Act. See “Additional Information About the Funds’ Principal Risks and Investment Policies — Non-Diversified Fund Risk” below for further information.
     More complete descriptions of certain other instruments in which the BlackRock Feeder Trust may invest are set forth in the SAI.
Repurchase Agreements
     The BlackRock Feeder Trust may enter into repurchase agreements. Information regarding repurchase agreements is set forth under “Additional Information about the Funds’ Principal Investment Policies — Repurchase Agreements.”
BlackRock Master Fund
Adviser to the Master Fund: BlackRock Advisers, LLC (“BlackRock”)

Investment Objective:	To seek high total investment return

Investment Strategies:	The BlackRock Feeder Trust invests all of its assets in Class I shares of the BlackRock Master Fund. The BlackRock Master Fund invests in a portfolio of equity, debt and money market securities.
Generally, the BlackRock Master Fund’s portfolio will include both equity and debt securities. At any given time, however, the BlackRock Master Fund may emphasize either debt securities or equity securities. In selecting equity investments, the BlackRock Master Fund mainly seeks securities that BlackRock believes are undervalued. The BlackRock Master Fund may buy debt securities of varying maturities. The

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BlackRock Fund may invest in high yield or “junk” bonds. When choosing investments, BlackRock considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The BlackRock Master Fund generally seeks diversification across markets, countries, industries and issuers as one of its strategies to reduce volatility. The BlackRock Master Fund has no geographic limits on where its investments may be located.
Generally, the BlackRock Master Fund will invest primarily in the securities of corporate and governmental issuers located in North and South America, Europe, Australia and the Far East. The BlackRock Master Fund may invest in both developed and emerging markets. The BlackRock Master Fund may emphasize foreign securities when BlackRock expects these investments to outperform U.S. securities. When choosing investment markets, BlackRock considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates.
BlackRock may also, from time to time, identify certain real assets, such as real estate or precious metals, that BlackRock believes will increase in value because of economic trends and cycles or political or other events. The BlackRock Master Fund may invest a portion of its assets in securities related to those real assets, such as stock or convertible bonds issued by real estate investment trusts.
The BlackRock Master Fund may seek to provide exposure to the investment returns of real assets that trde in the commodity markets through investment in commodity-linked derivatives instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities or commodities future contracts.
Equity Securities. The BlackRock Master Fund can invest in all types of equity securities, including common stock, preferred stock, warrants and stock purchase rights, of companies of any market capitalization. In selecting stocks and other securities that are convertible into stocks, BlackRock emphasizes stocks that it believes are undervalued. BlackRock places particular emphasis on companies with below average price/earnings ratios or that may pay above average dividends. BlackRock may also seek to invest in the stock of smaller or emerging growth companies that it expects will provide a higher total return than other equity investments. Investing in smaller or emerging growth companies involves greater risk than investing in more established companies.
Debt Securities. The BlackRock Master Fund can invest in all types of debt securities, including U.S. and foreign government bonds, corporate bonds and convertible bonds, mortgate-backed and asset-backed securities, and securities issued or guaranteed by certain international organizations such as the World Bank.
The BlackRock Master Fund may invest up to 35% of its total assets in “junk” bonds, corporate loans and “distressed securities.” Junk bonds are bonds that are rated below investment grade by independent rating agencies or are bonds that are not rated but which BlackRock considers to be of comparable quality. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the BlackRock Master Fund in the secondary market. Distressed securities are securities that are in default on payments of interest or principal at the time the BlackRock Master Fund buys the securities or are issued b y a bankrupt entity. These securities offer the possibility of relatively higher returns but are significantly riskier than higher rated debt securities. BlackRock will invest in these securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities.
The BlackRock Master Fund has no stated minimum holding period for investments and will buy or sell securities whenever BlackRock sees an appropriate opportunity.
In addition the the main strategies discussed above, the BlackRock Master Fund may purchase the following securities and use the following investment strategies which are described in the prospectus for the BlackRock Master Fund which accompanies this prospectus: (a) short-term securities or instruments, (b) derivatives and (c) short sales.

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Temporary Defensive Investing
     The BlackRock Master Fund may also hold cash or money market instruments. The size of the Fund’s cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the Fund’s objective in a period of rising market prices; conversely, it would reduce the Fund’s magnitude of loss in the event of a general downturn and provide liquidity to make additional investments or to meet redemptions.
     Portfolio Turnover. Portfolio changes of the BlackRock Master Fund will be made without regard to the length of time particular investments may have been held. Unless otherwise noted in the following descriptions, the BlackRock Master Fund anticipates that its annual portfolio turnover rate will not exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the BlackRock Master Fund. The portfolio turnover rate of the BlackRock Master Fund may vary from year to year, as well as within a year.
Additional Information About the BlackRock Feeder Trust’s and
the BlackRock Master Fund’s Investments
General Information
Master-Feeder Structure
     The BlackRock Master Fund may have other shareholders, each of which will pay its proportionate share of the Master Fund’s expenses. A large shareholder of the BlackRock Master Fund could have more voting power than the BlackRock Feeder Trust on matters of the BlackRock Master Fund submits to a shareholder vote. In addition, a large redemption by another shareholder of the BlackRock Master Fund may increase the proportionate share of the costs of the BlackRock Master Fund borne by the remaining shareholders of the BlackRock Master Fund, including the BlackRock Feeder Trust.
     The BlackRock Feeder Trust has the right to withdraw its entire investment from the BlackRock Master Fund without shareholder approval if the Board of JHT determines that it is in the best interests of BlackRock Feeder Trust and its shareholders to do so. At the time of such withdrawal, the Board would have to consider what action should be taken, which may include: (a) investing all of the assets of the BlackRock Feeder Trust in another BlackRock pooled investment vehicle, (b) electing to have another adviser manage the assets directly (either as an adviser to the BlackRock Feeder Trust or as a subadviser to the BlackRock Feeder Trust with John Hancock Investment Management Services, LLC as the adviser): or (c) taking other appropriate action. A withdrawal by the BlackRock Feeder Trust of its investment in the corresponding BlackRock Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the BlackRock Feeder Trust. Should such a distribution occur, the BlackRock Feeder Trust could incur brokerage fees or other transaction costs in converting such securities to cash in order to meet redemptions. In addition, a distribution in kind to the BlackRock Feeder Trust could result in a less diversified portfolio of investments and could affect adversely the liquidity of the BlackRock Feeder Trust.
     Because the BlackRock Feeder Trust invests substantially all of its assets in the BlackRock Master Fund, the BlackRock Feeder Trust will bear the fees and expenses of both the BlackRock Feeder Trust and the BlackRock Master Fund. Therefore, the BlackRock Feeder Trust fees and expenses may be higher than those of a fund that invests directly in securities.
Additional Investment Policies
     Additional investment policies of the BlackRock Master Fund are set forth in the statement of additional information of the BlackRock Master Fund, which is available upon request.

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Advisory Arrangements
     Because the BlackRock Feeder Trust is a feeder fund, it does not have an investment adviser.
     BlackRock Advisers, LLC (“BlackRock”), an experienced investment management organization founded in 1994 which is owned by BlackRock Inc., serves as investment adviser to the BlackRock Master Fund and to other mutual funds, and is headquartered at 100 Bellevue Parkway, Wilmington, Delaware 19809.
     The total management fee paid by the BlackRock Master Fund, as a percentage of average net assets, for the fiscal year ended December 31, 2007 was 0.65%.
     See the BlackRock Master Fund’s prospectus for additional information on the BlackRock Master Fund’s advisory arrangements.
Principal Risks of Investing in this Fund
     The principal risks of investing in the BlackRock Feeder Trust, which could adversely affect its NAV and performance, include:
•	Active Management risk

•	Credit and Counterparty risk

•	Equity Securities risk

•	Fixed Income Securities risk

•	Foreign Securities risk

•	Hedging, Derivatives and Other Strategic Transactions risk

•	Liquidity risk

•	Medium and Small Company risk

•	Mortgage-Backed and Asset-Backed Securities risk

•	Call and Redemption Risk

•	Leverage Risk
     The risks of investing in the BlackRock Master Fund are set forth in the prospectus for the BlackRock Master Fund.
Past Performance
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any fund is not necessarily an indication of how a fund will perform in the future.
          Calendar Year Total Returns for Series II

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
8.38%	20.83%	-10.03%	-9.27%	-8.56%	33.97%	14.06%	9.93%	16.01%	16.49%
Best quarter: 17.07% (quarter ended 6/30/2003)     Worst quarter: -13.66% (quarter ended 9/30/2002)
Average Annual Total Returns for Period Ended 12/31/07

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	One Year	Five Year	Ten Year	Date of Inception
Series II*	16.49%	17.82%	8.30%
FTSE World Index	11.32%	18.53%	8.15%
Citigroup World Govt Bond Ex US Index	11.45%	7.54%	6.30%

*	Series II shares were first offered ____, 2008. For periods prior to this date, the performance shown reflects the performance of Class I shares of the BlackRock Master Fund, the fund in which the BlackRock Feeder Trust invests. The performance of the Class I shares of the BlackRock Master Fund has been adjusted to reflect the 0.45% Rule 12b-1 fee of Series II shares of the BlackRock Feeder Trust. The Class I shares of the BlackRock Master Fund were first issued on February 1, 1992.

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     Calendar Year Total Returns for Series II

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
8.60%	21.07%	-9.85%	-9.09%	-8.38%	34.24%	14.29%	10.15%	16.24%	16.72%
Best quarter: 17.13% (quarter ended 6/30/2003)     Worst quarter -13.62 (quarter ended 9/30/2002)
Average Annual Total Returns for Period Ended 12/31/07

	One Year	Five Year	Ten Year	Date of Inception
Series I*	16.72%	18.05%	8.51%
FTSE World Index	11.32%	18.53%	8.15%
Citigroup World Govt Bond Ex US Index	11.45%	7.54%	6.30%

*	Series I shares were first offered ___, 2008. For periods prior to this date, the performance shown reflects the performance of Class I shares of the BlackRock Master Fund, the fund in which the BlackRock Feeder Trust invests. The performance of the Class I shares of the BlackRock Master Fund has been adjusted to reflect the 0.25% Rule 12b-1 fee of Series II shares of the BlackRock Feeder Trust. The Class I shares of the BlackRock Master Fund were first issued on February 1, 1992.

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LARGE CAP FUNDS
ALPHA OPPORTUNITIES TRUST
Subadviser: Wellington Management Company, LLP. (“Wellington Management”)

Investment Objective:	To seek long-term total return

Investment Strategies:	The Fund employs a “multiple sleeve structure” which means the fund has several components that are managed separately in different investment styles. The Fund seeks to obtain its objective by combining these different components into a single fund.
          Each “sleeve” has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal, proprietary research. Each sleeve tends to be flexible, opportunistic, and total return-oriented so that the aggregate portfolio represents a wide range of investment philosophies, companies, industries and market capitalizations. Investment personnel for each sleeve have complete discretion and responsibility for selection and portfolio construction decisions within their sleeve.
          The portfolio management team is responsible for selecting styles or approaches for sleeves with a focus on combining complementary investments styles, monitoring the risk profile, strategically rebalancing the portfolio, and maintaining a consistent fund profile. In choosing prospective investments, Wellington Management analyzes a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other related measures of value.
          Under normal market conditions, the Fund invests at least 65% of its total assets in equity and equity-related securities, including common stocks, preferred stock, depositary receipts (including ADRs and Global Depository Receipts), index-related securities (including ETFs), real estate investment structures (including real estate investment trusts (“REITs”)), convertible securities, preferred stock, private placements, convertible preferred stock, rights, and warrants, derivatives linked to equity securities or indexes, and other similar equity equivalents. The Fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, emerging market issuers or indexes.
          The Fund may invest up to 35% of total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.
          The Fund also may invest in fixed-income securities, fixed-income related instruments, and cash and cash equivalents. These fixed income securities may include non-investment grade instruments.
          The Fund may invest in over-the-counter and exchange traded derivatives, including but not limited to futures, forward contracts, swaps, options, options on futures, swaptions, structured notes, and market access products.
          The Fund may invest in IPOs. The Fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.
     Use of Hedging and Other Strategic Transactions. The Fund is authorized to use all of the various investment strategies referred to under “Hedging and Other Strategic Transactions.” More complete descriptions of options, futures currency and other derivative transactions are set forth in the SAI.

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     More complete descriptions of the money market instruments and certain other instruments in which the Fund may invest are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody’s or is included in Appendix I of the SAI.
     Temporary Defensive Investing. During unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, the Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. To the extent the Fund is in a defensive position, its ability to achieve its investment objective will be limited.
Principal Risks of Investing in the Fund
The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:
•	Active Management risk

•	Equity Securities risk

•	ETF risk

•	Fixed Income Securities risk

•	Foreign Securities risk

•	Hedging, Derivatives and Other Strategic Transaction risk

•	High Portfolio Turnover risk

•	Initial Public Offering risk

•	Medium and Small Company risk
Past performance
     This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

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ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PRINCIPAL RISKS AND INVESTMENT POLICIES
Active Management risk
Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the Fund’s investment objective. If the subadvisers’ investment strategies do not perform as expected, a Fund could underperform other mutual funds with similar investment objectives, or lose money.
Credit and Counterparty risk
This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, see “Hedging, Derivatives and Other Strategic Transactions Risk,” or a borrower of a Fund’s securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Banks (“FHLB”)), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below investment-grade securities (also called “junk bonds”), which are fixed-income securities rated lower than “Baa” by Moody’s or “BBB” by S&P, or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.
In addition, a Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund portfolio securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. Each Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those

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payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Equity Securities risk
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies in which the Fund is invested declines or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.
The Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.
Value Investing Risk. Certain equity securities (generally referred to as “value securities”) are purchased primarily because they are selling at prices below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadviser investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A Fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.
Growth Investing risk. Certain equity securities (generally referred to as “growth securities”) are purchased primarily because a subadviser believes that these securities will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Growth securities are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.
ETF risk
     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. Also, ETFs have management fees which increase their costs.
Fixed-Income Securities risk
Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.

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Interest Rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk.
Credit Quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s investments. Funds that may invest in lower rated fixed income securities (“junk bonds”) are riskier than Funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.
Investment Grade Fixed Income Securities in the Lowest Rating Category risk. Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P’s and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.
Lower Rated Fixed Income Securities Risk and High Yield Securities risk. Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P) (also called “junk bonds”). The general risks of investing in these securities are as follows:
•	Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

•	Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

•	Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

•	Dependence on Subadviser’s Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.
Additional Risks Regarding Lower Rated Corporate Fixed Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate

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developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities Risk.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Prepayment of Principal. Many types of debt securities, including floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.
Foreign Securities risk
Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund’s investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security. All Funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S. In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with “emerging market” economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.
Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in

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value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a Fund’s currency exposure being substantially different than that suggested by its securities investments. All Funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a Fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.
Hedging, Derivatives and Other Strategic Transactions risk
The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund’s securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to a Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised.
A Fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Funds also may use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets and currencies without the Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments the Funds may utilize, refer to the SAI.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its

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claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a Funds contracts with a limited number of counterparties, the Fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates, or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.
The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser’s ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund’s portfolio securities. If the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund’s initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent another fund in which a Fund invests utilizes hedging and other strategic transactions it will be subject to the same risks.
High Portfolio Turnover risk
A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs, which must be borne directly by a Fund, and brokerage commissions and generating greater tax liabilities for shareholders. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.
Initial Public Offerings risk
Certain Funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investment. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as higher commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Liquidity risk
A Fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for Funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

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Medium and Small Company risk
Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all Funds that invest in the securities of companies with smaller market capitalizations or in other funds that primarily invest in such companies.
Mortgage-Backed and Asset-Backed Securities risk
Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.
Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. A n increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-

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backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.
Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.
Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.
Additional Information About the Funds’ Principal Investment Policies
Subject to certain restrictions and except as noted below, a Fund may use the following investment strategies and purchase the following types of securities.
Foreign Repurchase Agreements
A Fund may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
Illiquid Securities
A Fund is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.
Indexed/Structured Securities
Funds may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Lending of Fund Securities
A Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other

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extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.
Loan Participations
The Funds may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Mortgage Dollar Rolls
The Funds may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.
At the time a Fund enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash or U.S. government securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.
The Funds may only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund’s NAV, the Fund will cover the transaction as described above.
Repurchase Agreements
The Funds may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Fund’s risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon. Repurchases agreements maturing in more than seven days are deemed to be illiquid.
Reverse Repurchase Agreements
The Funds may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Funds will maintain on their records liquid assets such as cash, Treasury bills or other U.S. government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund’s NAV, the Fund will cover the transaction as described above.
U.S. Government Securities
The Funds may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or

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instrumentality which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Government National Mortgage Association. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.
Warrants
The Funds may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.
When-Issued Securities/Forward Commitments
A Fund may purchase or sell debt or equity securities on a “when-issued,” delayed-delivery or “forward commitment” basis. These terms mean that the Fund will purchase or sell securities at a future date beyond customary settlement (typically trade date plus 30 days or longer) at a stated price and/or yield. At the time delivery is made, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.
These investment strategies and securities are described further in the SAI.

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MANAGEMENT OF JHT
Advisory Arrangement
     John Hancock Investment Management Services, LLC is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Advisers Act. The ultimate controlling parent of the Adviser is MFC, a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
     The Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds. The Adviser does not itself manage any of JHT portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser: (i) monitors the compliance of each subadviser with the investment objectives and related policies of the Funds; (ii) reviews the performance of the subadvisers; and (iii) reports periodically on such performance to the Trustees of JHT.
     A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement for the Funds will be discussed in the funds’ December 2008 annual report.
     JHT has received an order from the SEC permitting the Adviser to appoint subadvisers or change the terms of a subadvisory agreement without shareholder approval. JHT, therefore, is able to change a subadviser or the fees paid to the subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to the Fund) (an “Affiliated Subadviser”) or to change the subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
     As compensation for its services, the Adviser receives a fee from JHT computed separately for each Fund.
     Under the advisory agreement, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for the Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT. The following tables present a schedule of the management fees each Fund currently is obligated to pay the Adviser as an annual percentage of the current value of the Fund’s net assets.
Subadvisory Arrangements and Management Biographies
     The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, each subadviser manages the assets of its respective Fund, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for its Fund, consistent with the Fund’s investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such program.
     Subadvisory Fees. The subadviser is compensated by the Adviser, subject to Board approval, and not by the relevant Fund.
     Set forth below is information about the subadvisers and the portfolio managers for the Fund, including a brief summary of the portfolio manager’s business career over the past five years. The SAI includes additional details about the Funds’ portfolio managers, including information about his or her compensation, accounts he or she manages other than the Fund, and his or her ownership of Fund securities.

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Frontier Capital Management Company (“Frontier”)
Frontier is a Massachusetts Limited Liability Company located in Boston, Massachusetts. Frontier is an investment management firm which provides investment services to institutional clients. Affiliated Managers Group, Inc. (“AMG”), a Boston based asset management holding company, holds a majority interest in Frontier. Shares of AMG are listed on the New York Stock Exchange (Symbol: AMG).
A team of investment research analysts at Frontier selects investments for the Fund. Information regarding the five members of the team are listed below.
Fund
Smaller Company Growth Trust

Team Members	Since	Title and Five Year History

Andrew B. Bennett	2003	Investment officer of Frontier; employed in the investment area of Frontier since 2003. Assistant portfolio manager at Wellington Company, LLP from 2000 to 2003.

James A. Colgan	2000	Investment officer of Frontier; employed in the investment area of Frontier since 1998.

Peter G. Kuechle	2002	Investment officer of Frontier; employed in the investment area of Frontier since 2002.

G. Michael Novak, Jr.	2000	Investment officer of Frontier; employed in the investment area of Frontier since 1998.

Christopher J. Scarpa	2001	Investment officer of Frontier; employed in the investment area of Frontier since 2001.
MFC Global Investment Management (U.S.A.) Limited
     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Fund for which it is the subadviser as well as other portfolios advised by the Adviser. MFC Global (U.S.A.) is an indirect, wholly-owned subsidiary of MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. MFC Global (U.S.A.) is an affiliate of the Adviser. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Portfolio Managers
Smaller Company Growth Trust	Carson Jen
Narayan Ra
•	Carson Jen. (Co-portfolio manager since inception) Vice President, Index Operations at MFC Global Investment Management, joined MFC Global (U.S.A.) in 1997.

•	Naravan Ramani. (Co-portfolio manager since inception) and Portfolio Manager of Index Funds at MFC Global Investment Management, joined MFC Global (U.S.A) in 1998.
Perimeter Capital Management LLC
Perimeter Capital Management is a Delaware Corporation formed in 2006 located at Five Concourse Parkway, Suite 2725, Atlanta, Georgia 30328. Perimeter is a majority employee-owned, registered investment adviser, which provides investment services to institutional clients and mutual funds.

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Fund	Portfolio Manager
Smaller Company Growth Trust	Mark D. Garfinkel, CFA
James N. Behre
•	Mark D. Garfinkel, CFA. Mr. Garfinkel is the lead portfolio manager and is a founding partner of Perimeter. Prior to the formation of Perimeter in June 2006, Mr. Garfinkel spent 8 years managing Trusco Capital Management’s small cap growth discipline.

•	James N. Behre. Mr. Behre is a founding partner of Perimeter and a member of the management team. Prior to the formation of Perimeter in June 2006, Mr. Behre worked with Mr. Garfinkel at Trusco Capital Management as the lead analyst of the firm’s small-cap growth investment process.
Wellington Management
Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.
The following people are primarily responsible for management of the Fund:

Fund	Portfolio Manager
Alpha Opportunities Trust	Kent M. Stahl, CFA
Gregg R. Thomas, CFA
•	Kent M. Stahl, CFA. A Senior Vice President and Director of Investments and Risk Management of Wellington Management, Mr. Stahl has served as portfolio manager of the Fund since its inception. He joined Wellington Management as an investment professional in 1998.

•	Gregg R. Thomas, CFA. A Vice President and Manager of Investments and Risk Management of Wellington Management, Mr. Thomas joined the firm in 2001 and has been an investment professional since 2004. He has also served as the Fund since its inception.

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     BlackRock Advisers, LLC

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     Information regarding the persons primarily responsible for managing the BlackRock Master Fund is set forth in the prospectus for this fund which is delivered together with this prospectus.

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MULTICLASS PRICING; RULE 12B-1 PLANS
Multiple Classes of Shares
     Each Fund may issue three classes of shares: NAV Shares, Series I shares and Series II shares.
     Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares and Series II shares, and voting rights.
     The expenses of the Fund are borne by its Series I, Series II and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, “class expenses” are allocated to each class. “Class expenses” for the Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to the Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser’s determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees’ fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.
     All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.
Rule 12b-1 Plans of Each Class
     NAV shares are not subject to a Rule 12b-1 fee.
     Series I shares of the Fund are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets except the BlackRock Global Allocation Trust which is subject to a Rule 12b-1 fee of 0.25% of Series I share average daily net assets.
     Series II shares of the Fund are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets except the BlackRock Global Allocation Trust which is subject to a Rule 12b-1 fee of 0.45% of Series I share average daily net assets.
     Rule 12b-1 fees will be paid to the JHT’s Distributor, John Hancock Distributors, LLC, or any successor thereto (the “Distributor”).
     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
     (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and (iii) for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.
     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts

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for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT’s investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.
     Rule 12b-1 fees are paid out of a Fund’s assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in the Fund and may, over time, be greater than other types of sales charges.
GENERAL INFORMATION
Taxes
     The following is a summary of some important tax issues that affect JHT and each Fund. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading — “Additional Information Concerning Taxes.” YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.
Qualification as a Regulated Investment Company and Diversification Requirements Applicable to Insurance Company Separate Accounts
     JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as “investment company taxable income,” as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. A Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.
     Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated for the required diversification purposes as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
     If a Fund failed to qualify as a regulated investment company, owners of contracts based on the Fund:
•	would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral; and

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•	the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.
     In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that each Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return for a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.
Tax-Qualified and Non-Qualified Contracts
     Certain of MFC’s life insurance subsidiaries (the “Insurance Companies”) are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their “policyholder reserves.” They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a “DAC tax charge” they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a “DAC tax adjustment.” They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.
     The Insurance Companies’ contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.
     Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.
Foreign Investments
     When investing in foreign securities or currencies, a Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund.
Tax Implications for Insurance Contracts With Investments Allocated to JHT
     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund, please refer to the prospectus for the contract.

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     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See “Additional Information Concerning Taxes” in the SAI for additional information on taxes.
Dividends
     JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for a Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash.
Purchase and Redemption of Shares
     Shares of each Fund are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:
•	trading on the New York Stock Exchange (“NYSE”) is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHT.
Special Redemptions.
     Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Therefore, the cost of disposing of such securities is a risk of investing in a Fund. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV.
     JHT has adopted Procedures Regarding Redemptions in Kind by Affiliates to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. These Procedures are described in the SAI.
Calculation of NAV
     The NAV of each Fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:
     (i) days on which changes in the value of a Fund’s portfolio securities will not materially affect the current NAV of the shares of the Fund;
     (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT; or

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     (iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year’s Day, Martin Luther King, Jr.’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     The NAV of each Fund is computed by:
     (i) adding the sum of the value of the securities held by the Fund plus any cash or other assets it holds,
     (ii) subtracting all its liabilities, and
     (iii) dividing the result by the total number of shares outstanding of the Fund at such time.
Valuation of Securities
     Securities held by a Fund with remaining maturities of 60 days or less are valued at their market value if market quotations are readily available. Otherwise, Fund portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT’s Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Shares of other open-end investment companies held by a Fund are valued at NAV.
     Generally, trading (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing a Fund’s NAV are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.
     In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that a fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.
     For purposes of determining when fair value adjustments may be appropriate with respect to funds that invest in securities in foreign markets that close prior to the NYSE, JHT will, on an ongoing basis, monitor for “significant market events.” A “significant market event” is a certain percentage change in the value of an S&P index or of certain “iShare Exchange Traded Funds” (“iShares”) which track foreign markets in which funds have significant investments. If a significant market event occurs due to a change in the value of an S&P index or of iShares, the pricing for all funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the NAV of such funds will be recommended to JHT’s Pricing Committee where applicable.
     Fair value pricing of securities is intended to help ensure that a Fund’s NAV reflects the value of the Fund’s portfolio securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains. The use of fair value pricing has the effect of valuing a security based upon the price the

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Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Fund’s assets that is invested in other open-end investment companies, that portion of the Fund’s NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that other investment company.
Disruptive Short Term Trading
     None of the funds of JHT is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of the Fund (affecting a subadviser’s ability to effectively manage the Fund in accordance with its investment objective and policies) and dilute the interest in the Fund held for long-term investment (“Disruptive Short-Term Trading”).
     The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading and JHT seeks to deter and prevent such trading through several methods:
     First, to the extent that there is a delay between a change in the value of a Fund’s holdings, and the time when that change is reflected in the Fund’s NAV, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as “market timing” or “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “Purchases and Redemption of Shares” above for further information on fair value pricing.
     Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment, i.e., Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.
     Pursuant to Rule 22c-2 under the Investment Company Act of 1940, as amended, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce, during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.
     Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in the Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser’s ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

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     Market timers may target funds with the following types of investments:
     1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV.
     2. Funds with significant investments in high yield securities that are infrequently traded; and
     3. Funds with significant investments in small cap securities.
     Market timers may also target funds with other types of investments for frequent trading of shares.
Policy Regarding Disclosure of Fund Portfolio Holdings
     The SAI contains a description of JHT’s policies and procedures regarding disclosure of JHT portfolio holdings. (See “Procedures Regarding Disclosure of Trust Portfolio Holdings”).
     The holdings of each Fund will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to their respective holdings. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each Fund’s entire portfolio holdings as of the applicable calendar quarter end.
http://www.jhannuities.com/marketing/general/ArticlePage.aspx?ContentId=4072 &globalNavID=18
Purchasers of Shares of JHT
     Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT may not coincide. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.
Broker Compensation and Revenue Sharing Arrangements
     Insurance companies and their SEC-registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies (“Variable Products”). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.
     John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “John Hancock Insurance Companies”) and certain of their separate accounts that are exempt from SEC registration may use Series I shares of JHT as an underlying investment medium for exempt group annuity contracts (“Group Contracts”) issued to certain qualified retirement plans (the “Plans”). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators (“TPAs”) for the services they provide in connection the administration of the Plans. To the extent the John Hancock Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John

38

Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser’s profit on the advisory fee.
FINANCIAL HIGHLIGHTS
This section normally details the performance of the Funds’ share classes. Because the Funds have not yet commenced operations, there are no financial highlights to report.

39

APPENDIX A
SCHEDULE OF MANAGEMENT FEES

Fund	All Asset Levels
Alpha Opportunities Trust	[1.025%]

Fund	All Asset Levels
Smaller Company Growth Trust	[1.00%]

40

FOR MORE INFORMATION
     The following documents are available that offers further information on JHT:
Annual/Semi Annual Report to Shareholders
     Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).
Statement of Additional Information
     The SAI contains more detailed information on all aspects of the Funds. JHT’s SAI includes a summary of the JHT’s policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.
To request a free copy of the current prospectus, annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Trust
601 Congress Street
Boston, MA 02210
By phone: 1-800-344-1029
On the Internet: www.johnhancockannuities.com
Or You May View or Obtain These Documents and Other Information
About the Funds from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)
In person: at the SEC’s Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090
By electronic request: publicinfo@sec.gov
(duplicating fee required)
On the Internet: www.sec.gov
1940 Act File No. 811-04146

41

JOHN HANCOCK TRUST
STATEMENT OF ADDITIONAL INFORMATION
September 30, 2008
ALPHA OPPORTUNITIES TRUST
SMALLER COMPANY GROWTH TRUST
This Statement of Additional Information (“SAI”) provides information about Alpha Opportunities Trust and Smaller Company Growth Trust (“the Funds”) (NAV Class, Series I Class, and Series II Class), each a separate series of John Hancock Trust (“JHT). This SAI contains information in addition to the information that is contained in the prospectus for the Funds dated September 30, 2008 (the “Prospectus”). Information about other funds that are separate series of JHT is included in separate prospectuses and Statements of Additional Information.
This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated September 30, 2008. Copies of the Prospectus can be obtained free of charge by writing or telephoning:
John Hancock Trust
601 Congress Street, Boston, Massachusetts 02210
(800) 344-1029
www.johnhancockannuities.com

ORGANIZATION OF JOHN HANCOCK TRUST
     JHT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a series of JHT.
     John Hancock Investment Management Services, LLC (the “Adviser”) is the investment adviser to JHT and the Funds. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
     Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Fund assets under management by Manulife Financial and its subsidiaries were Cdn$396 (US$392) billion as of December 31, 2007.
     MFC trades as ‘MFC’ on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under ‘0945’ on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.
INVESTMENT POLICIES
     The principal strategies and risks of investing in the Funds are described in the Prospectus. Unless otherwise indicated in the Prospectus or SAI, the investment objectives and policies of the Funds may be changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or SAI.
Money Market Instruments
     Money market instruments (and other securities as noted under the Funds’ descriptions) may be purchased for temporary defensive purposes.
U.S. Government and Government Agency Obligations
     U.S. Government Obligations.  U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
     GNMA Obligations.  GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”). This guarantee is supported by the full faith and credit of the U.S. government.
     U.S. Agency Obligations.  U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:
•	Student Loan Marketing Association (“SLMA”);

•	Federal Home Loan Banks (“FHLBs”);

•	Federal Intermediate Credit Banks; and

•	Federal National Mortgage Association (“Fannie Mae”).
     U.S. Instrumentality Obligations.  U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
     No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.
Municipal Obligations
     Municipal Bonds.  Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
     Municipal Notes.  Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.
     Municipal Commercial Paper.  Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.
     Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.
     Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.
     The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Canadian and Provincial Government and Crown Agency Obligations
     Canadian Government Obligations.  Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.
     Canadian Crown Obligations.  Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:
•	Export Development Corporation;

•	Farm Credit Corporation;

•	Federal Business Development Bank; and

•	Canada Post Corporation.
     In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies, which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.
     Provincial Government Obligations.  Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.
     Provincial Crown Agency Obligations.  Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:
•	provincial railway corporation;

•	provincial hydroelectric or power commission or authority;

•	provincial municipal financing corporation or agency; and

•	provincial telephone commission or authority.
     Any Canadian obligation acquired will be payable in U.S. dollars.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances
     Certificates of Deposit.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
     Time Deposits.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
     Bankers’ Acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.
     These obligations are not insured by the Federal Deposit Insurance Corporation.
Commercial Paper
     Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.
     Variable Amount Master Demand Notes.  Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
     A subadviser will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated Aaa or Aa by Moody’s or AAA or AA by S&P and that the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day that a Fund’s net asset value per share (“NAV”) is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.
Corporate Obligations
     Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.
Repurchase Agreements
     Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. A Fund may enter into repurchase agreements with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.
     Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:
•	Federal Reserve System member bank;

•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or

•	broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.
     A Fund may also participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Adviser and/or subadviser creditworthiness requirements.
     The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.
     The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Foreign Repurchase Agreements
     Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Other Instruments
     The following discussion provides an explanation of some of the other instruments in which a Fund may directly invest, consistent with the Fund’s investment objectives and policies.
Warrants
     Each Fund may purchase warrants, including warrants traded independently of the underlying securities.
     Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
Reverse Repurchase Agreements
     Each Fund may enter into “reverse” repurchase agreements. Under a reverse repurchase agreement, a Fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. Each Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, a Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund’s NAV. A Fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.
Mortgage Securities
     Prepayment of Mortgages.  Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
     In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
     Adjustable Rate Mortgage Securities.  Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
•	one-year, three-year and five-year constant maturity Treasury Bill rates;

•	three-month or six-month Treasury Bill rates;

•	11th District Federal Home Loan Bank Cost of Funds;

•	National Median Cost of Funds; or

•	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.
     During periods of increasing rates, a Fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
     Privately-Issued Mortgage Securities.  Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
•	mortgage bankers;

•	commercial banks;

•	investment banks;

•	savings and loan associations; and

•	special purpose subsidiaries of the foregoing.
     Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.
     Collateralized Mortgage Obligations (“CMOs”).  CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
     The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
     CMOs purchased by a Fund may be:
     (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;
     (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or
     (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.
     Separate Trading of Registered Interest and Principal of Securities (“STRIPS”).  A Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
     Stripped Mortgage Securities.  Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of any Fund’s net assets. See “Additional Investment Policies — Illiquid Securities” below.
     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to stability of a Fund’s NAV.
     Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund.
     Types of Credit Support.  Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities” below.
Asset-Backed Securities
     The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
     Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a Fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus, a Fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or “Aa” or better by Moody’s.
     As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. A Fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “Additional Investment Policies” below.
     Types of Credit Support.  To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

•	liquidity protection; and

•	default protection.
     Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. No Fund will pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
     Some examples of credit support include:
•	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

•	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

•	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
     The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
     Collateralized Debt Obligations.  Each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying assets, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of all CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
     The risks of an investment in a CDO depend largely on the quality of the collateral and the tranches of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for treatment as a liquid security. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to the possibility that: (i) distributions from the collateral will not be adequate to meet the CDOs’ obligations to make interest or other payments; (ii) the quality of the collateral assets may decline or the obligors of those assets may default; (iii) a Fund may invest in CDO tranches that are subordinate to other tranches and, therefore, receive payments only after the obligations of the more senior tranches have been satisfied; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds
     Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity.
     While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.
     Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.
     Issuers of Zero Coupon Securities and Pay-In-Kind Bonds.  Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies” below.
     Tax Considerations.  Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Loans and Other Direct Debt Instruments
     Each Fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.
High Yield (High Risk) Domestic Corporate Debt Securities
     High yield U.S. corporate debt securities in which a Fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Each Fund may also invest in bonds with variable rates of interest or debt securities, which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).
     The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and

1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.
Brady Bonds
     Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.
     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:
•	the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

•	bonds issued at a discount from face value (generally known as discount bonds);

•	bonds bearing an interest rate which increases over time; and

•	bonds issued in exchange for the advancement of new money by existing lenders.
     Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a Fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.
     Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (“IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.
     A Fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
     Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.
Sovereign Debt Obligations
     Each Fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Indexed Securities
     Each Fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
     Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Hybrid Instruments
     Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (“Hybrid Instruments”).
     Characteristics of Hybrid Instruments.  Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:
•	prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or

•	an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”).
     Hybrid Instruments may take a variety of forms, including, but not limited to:
•	debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

•	preferred stock with dividend rates determined by reference to the value of a currency; or

•	convertible securities with the conversion terms related to a particular commodity.
     Uses of Hybrid Instruments.  Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

     One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.
     The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a Fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.
     Risks of Investing in Hybrid Instruments.  The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” below for a description of certain risks associated with investments in futures, options, and forward contracts.
     Volatility.  Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.
     Leverage Risk.  Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.
     Liquidity Risk.  Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.
     Lack of U.S. Regulation.  Hybrid Instruments may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (“SEC”), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
     The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a Fund that invests in such instruments.
ADRS, EDRS, GDRS, IDRS and NVDRS
     Each Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs”, and “NVDRs” respectively) as described in its investment policies.

     Securities of foreign issuers may include ADRs, EDRs, GDRs, IDRs, NVDRs and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.
     ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.
     Securities of foreign issuers also include EDRs, GDRs, IDRs and NVDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.
Variable and Floating Rate Obligations
     Each Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. T he maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.
Exchange Traded Funds (“ETFs”)
     Each Fund may invest in ETFs.  These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs.
ADDITIONAL INVESTMENT POLICIES
     The following provides a more detailed explanation of some investment policies.
Lending Securities
     Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. JHT, on behalf of the Funds, has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) that permits each Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).
When-Issued Securities/Forward Commitments
     In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a “when-issued” or on a “forward commitment” basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to the Fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a Fund’s total assets that may be committed to such transactions.
     Under normal circumstances, a Fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but the Fund may, if deemed advisable, sell the securities before the settlement date. In general, no Fund pays for the securities, or starts earning interest on them, until the obligations are scheduled to be settled. A Fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a Fund will maintain on its records liquid assets consisting of cash or liquid assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued or forward commitment securities.
Mortgage Dollar Rolls
     Each Fund may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee. A Fund may only enter into “covered rolls.” A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position, which matures on or before the forward settlement date of the dollar roll transaction or for which a Fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Fund’s NAV.
Illiquid Securities
     No Fund may invest more than 15% of its net assets in securities that are not readily marketable (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.
     Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; and (d) securities of new and early stage companies whose securities are not publicly traded.
     Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or other exemptions from the registration requirements of the 1933 Act, may be excluded from the 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees’ oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a Fund’s investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent that Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Fund could be adversely affected.
     Investments in Creditors’ Claims.  Each Fund may purchase creditors’ claims in bankruptcy (“Creditors’ Claims”), which are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.
     Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor’s Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

     Creditors’ Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors’ Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.
     Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.
Short Sales
     Each Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale “against-the-box”).
     Each Fund also may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.
Investment in Other Investment Companies
     Each Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.
     Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange and may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities or a discount to their NAVs. Others are continuously offered at NAV, but may also be traded in the secondary market.
Loan Participations and Assignments
     Each Fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
Index-Related Securities (“Equity Equivalents”)
     Each Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P Depositary Receipts (“SPDRs”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on Nasdaq). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
     Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of securities.
     To the extent that a Fund invests in securities of other investment companies, including Equity Equivalents, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
     The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a Fund.
Fixed-Income Securities
     Each Fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as those rated “Aaa”, “Aa”, “A” and “Baa” by Moody’s or “AAA”, “AA”, “A” and “BBB” by S&P. Each Fund may also invest in obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a Fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

RISK FACTORS
     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the underlying funds, the Fund, as a fund of funds, indirectly invests in the securities and instruments held by the underlying funds and bears the same risks as those in which it invests. To the extent the Fund invests in securities or instruments directly, the Fund will be subject to the same risks.
Equity Securities
     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of the Fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
Fixed-Income Securities
     Fixed-income securities are generally subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk.
     Interest Rate Risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.
     Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.
Investment Grade Fixed-Income Securities in the Lowest Rating Category
     Investment grade fixed-income securities in the lowest rating category (rated “Baa” by Moody’s or “BBB” by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities
     Lower rated fixed-income securities are defined as securities rated below investment grade (rated “Ba” and below by Moody’s and “BB” and below by S&P). The principal risks of investing in these securities are as follows:
     Risk to Principal and Income.  Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
     Price Volatility.  The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
     Liquidity.  The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
     Dependence on Subadviser’s Own Credit Analysis.  While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser’s evaluation than the assessment of the credit risk of higher rated securities.
     Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed-income securities.
     Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.
     Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities.  Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Small and Medium Size Companies
     Survival of Small or Unseasoned Companies.  Companies that are small or unseasoned (i.e., with less than 3 years of operating history) are more likely than larger or established companies to fail or not accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.
     Changes in Earnings and Business Prospects.  Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.
     Liquidity.  The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of the Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.
     Impact of Buying or Selling Shares.  Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

     Publicly Available Information.  There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for the Fund, a subadviser may not be aware of problems associated with the company issuing the security.
     Medium Size Companies.  Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.
Foreign Securities
     Currency Fluctuations.  Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money.
     Political and Economic Conditions.  Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause the Fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a Fund from selling its investment and taking the money out of the country.
     Removal of Proceeds of Investments from a Foreign Country.  Foreign countries, especially emerging market countries, often have currency controls or restrictions, which may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, the Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.
     Nationalization of Assets.  Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.
     Settlement of Sales.  Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.
     Investor Protection Standards.  Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S.  Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.
Securities Linked to the Real Estate Market
     Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:
•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	change in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants; and

•	changes in interest rates.
     Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of the Fund with investments in a mix of different industries. Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.
Industry or Sector Investing
     When a Fund’s investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, the Fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.
     Internet-Related Investments.  The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings, which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.
     Financial Services Industry.  A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.
     Banking.  Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.
     Insurance.  Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
     Other Financial Services Companies.  Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.
     Telecommunications.  Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.
     Utilities.  Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
     Health Sciences.  Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Initial Public Offerings (“IPOs”)
     A Fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to the Fund for investing. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
U.S. Government Securities
     Each Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Fannie Mae. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.
High Yield (High Risk) Securities
     General.  Each Fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.
     Interest Rate Risk.  To the extent that a Fund invests primarily in fixed-income securities, the Fund’s NAV can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.
     Liquidity.  The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If the Fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.
     Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of the Fund’s assets invested in illiquid securities may increase.
     Non-Investment Grade Corporate Debt Securities.  While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.
     In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
     Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose the Funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.
     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:
•	the obligor’s balance of payments, including export performance;

•	the obligor’s access to international credits and investments;

•	fluctuations in interest rates; and

•	the extent of the obligor’s foreign reserves.
     Obligor’s Balance of Payments.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
     Obligor’s Access to International Credits and Investments.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.
     Obligor’s Fluctuation in Interest Rates.  The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates, which are adjusted based upon international interest rates.
     Obligor’s Foreign Reserves.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
     The Consequences of a Default.  As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the Fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
     Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things: -reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and –obtaining new credit to finance interest payments.
     Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
     Securities in the Lowest Rating Categories.  Certain debt securities in which the Fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody’s or S&P. These securities are rated “Caa” or lower by Moody’s or “CCC” or lower by S&P. These securities are considered to have the following characteristics:
•	extremely poor prospects of ever attaining any real investment standing;

•	current identifiable vulnerability to default;

•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

•	are default or not current in the payment of interest or principal.
     Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares.
HEDGING AND OTHER STRATEGIC TRANSACTIONS
     Hedging refers to protecting against possible changes in the market value of securities the Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by the Fund, consistent with its investment objectives and policies, are described below:
•	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed-income indices and other financial instruments,

•	financial futures contracts (including stock index futures);

•	interest rate transactions, the Fund’s interest rate transactions may take the form of swaps, caps, floors and collars;

•	currency transactions, the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts;

•	swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

•	structured notes, including hybrid or “index” securities.
     Hedging and other strategic transactions may be used for the following purposes:
•	to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations;

•	to protect the Fund’s unrealized gains in the value of its securities;

•	to facilitate the sale of the Fund’s securities for investment purposes;

•	to manage the effective maturity or duration of the Fund’s securities;

•	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

General Characteristics of Options
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”
     Put Options.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price.
     If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. Neither Fund will sell put options if, as a result, more than 50% of the Fund’s assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.
     Risk of Selling Put Options.  In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
     Call Options.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A Fund’s purchase of a call option on an underlying instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.
     Partial Hedge or Income to the Fund.  If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide fund gains.
     Covering of Options.  All call options sold by a Fund must be “covered” (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).
     Risk of Selling Call Options.  Even though a Fund will receive the option premium to help protect it against loss, a call option sold by the Fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.
     Exchange-Listed Options.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries. OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

•	insufficient trading interest in certain options;

•	restrictions on transactions imposed by an exchange;

•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

•	interruption of the normal operations of the OCC or an exchange;

•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

•	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
     OTC Options.  OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.
     Types of Options That May Be Purchased.  Each Fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.
     Each Fund reserves the right to invest in options on instruments and indices, which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.
General Characteristics of Futures Contracts and Options on Futures Contracts
     A Fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:
•	as a hedge against anticipated interest rate, currency or market changes;

•	for duration management;

•	for risk management purposes; and

•	to gain exposure to a securities market.

     Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.
     With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract.
     With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90-day and Euribor futures; however, a Fund is permitted to set aside or earmark liquid assets in an amount equal to the fund’s daily marked to market (net) obligation, if any, (in other words, the fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.
     Use Will Be Consistent with Applicable Regulatory Requirements. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.
     Margin.  Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.
     Settlement.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
     Value of Futures Contracts Sold by a Fund.  The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities.
Stock Index Futures
     Definition.  A stock index futures contract (an “Index Future”) is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.
     Uses of Index Futures.  Below are some examples of how Index Futures may be used:
•	In connection with a Fund’s investment in common stocks, the Fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

•	A Fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund’s pending investment in such stocks when they do become available.

•	Through the use of Index Futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs, which may be associated with investment in multiple issuers. This may permit the Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security), which may result from increases or decreases in positions already held by the Fund.

•	A Fund may also invest in Index Futures in order to hedge its equity positions.

     Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. Neither Fund will act as a “commodity pool” (i.e., a pooled investment vehicle, which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).
Options on Securities Indices and Other Financial Indices
     Each Fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
     Description of Options on Financial Indices.  Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.
Yield Curve Options
     Each Fund may also enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
     Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amounts of the Fund’s liability under the option written by the Fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.
Currency Transactions
     Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:
•	forward currency contracts;

•	exchange-listed currency futures contracts and options thereon;

•	exchange-listed and OTC options on currencies; and

•	currency swaps.

     A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.
     A Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.
     A Fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.
     When a Fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments under the non-deliverable forward agreement.
     Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
     In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
     Transaction Hedging.  Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund’s securities or the receipt of income from them.
     Position Hedging.  Position hedging involves entering into a currency transaction with respect to Fund portfolio securities denominated or generally quoted in that currency.
     Cross Hedging.  Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.

     Proxy Hedging.  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.
     Risk of Currency Transactions.  Currency transactions are subject to risks different from other Fund transactions, as discussed below under “Risk Factors.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”
     Combined Transactions
     Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired Fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.
     Swap Agreements and Options on Swap Agreements
     Among the hedging and other strategic transactions into which a Fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (“Swap Options”).
     A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.
     Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index). A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, the Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
     Each Fund may also enter into Swap Options.  A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may also write (sell) and purchase put and call Swap Options.

     Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a Swap Option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of liquid assets, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Neither Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.
     Each Fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
     Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
     Whether a Fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
     Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund’s limitation on investments in illiquid securities.
     Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, a Fund investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the Fund investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
     Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.
     To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system;, (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.
Eurodollar Instruments
     Each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.
Risk of Hedging and Other Strategic Transactions
     Hedging and other strategic transactions have special risks associated with them, including:
•	possible default by the counterparty to the transaction;

•	markets for the securities used in these transactions could be illiquid; and

•	to the extent the subadviser’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to a Fund.
     Losses resulting from the use of hedging and other strategic transactions will reduce a Fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

     Options and Futures Transactions.  Options transactions are subject to the following additional risks:
•	option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause the Fund to hold a security it might otherwise sell (in the case of a call option); and

•	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses.
     Futures transactions are subject to the following additional risks:
•	The degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.

•	Futures markets could become illiquid. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses.
     Although the Fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.
     Currency Hedging.  In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:
•	Currency hedging can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

•	Proxy hedging involves determining the correlation between various currencies. If the subadviser’s determination of this correlation is incorrect, the Fund’s losses could be greater than if the proxy hedging were not used.

•	Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
     Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.
Risks of Hedging and Other Strategic Transactions Outside the United States
     When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:
•	foreign governmental actions affecting foreign securities, currencies or other instruments;

•	less stringent regulation of these transactions in many countries as compared to the United States;

•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;

•	more limited availability of data on which to make trading decisions than in the United States;

•	delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

•	lower trading volume and liquidity.
Use of Segregated and Other Special Accounts
     Use of extensive hedging and other strategic transactions by the Fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.
     In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.
     Call Options.  A call option on securities written by the Fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.
     Put Options.  A put option on securities written by the Fund will require the fund to segregate cash or other liquid assets equal to the exercise price.
     OTC Options.  OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
     Currency Contracts.  Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate cash or other liquid assets equal to the amount of the fund’s obligations.
     Futures Contracts and Options on Futures Contracts.  In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.
     Swaps.  The fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.
     Caps, Floors and Collars.  Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.
     Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A Fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the Fund. In addition, if it holds a futures contracts or forward contract, the Fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Other Limitations
     Neither Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, the Fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.
     For purposes of this limitation, to the extent the Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.
INVESTMENT RESTRICTIONS
     There are two classes of investment restrictions to which JHT is subject in implementing the investment policies of the Fund: (a) fundamental; and (b) nonfundamental. Fundamental restrictions with respect to the Fund may only be changed by a vote of a majority of the Fund’s outstanding voting securities, which means a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees of the Fund without shareholder approval.
     When submitting an investment restriction change to the holders of JHT’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities (as described above) of the Fund vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of JHT.
     Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.
Fundamental
     In addition, unless a Fund is specifically excepted by the terms of a restriction:
     (1) The Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.
     (2) The Fund has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
     (3) The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
     (4) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
     (5) The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

     (6) The Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
     (7) The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
     (8) The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental
     Unless a Fund is specifically excepted by the terms of a restriction, the Fund will not:
     (9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable.
     (10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.
     (11) Purchase securities for the purpose of exercising control or management.
     (12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the Fund, except in an amount of not more than 33 1/3% of the value of the Fund’s total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.
     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.
MANAGEMENT OF JHT
     The business of JHT, an open-end management investment company, is managed by its Board of Trustees (the “Board”), including certain Trustees who are not “interested persons” of the funds (as defined by the 1940 Act) (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of the Adviser, or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex. As of December 31, 2007, the John Hancock fund complex consisted of 286 funds (including separate series of series mutual funds): John Hancock Funds II (“JHF II”) (95 funds), John Hancock Funds III (“JHF III”) (13 funds); JHT (125 funds); and 53 other John Hancock funds (the “John Hancock Fund Complex” or “Fund Complex”).

Independent Trustees

			Number of
			Funds in
			Fund Complex
Name, Address	Position	Principal Occupation(s) and Other	Overseen by
and Birth Year	with JHT(1)	Directorships During Past Five Years	Trustee
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of JHF II (since 2005); Former Trustee of JHF III (2005 to 2006).	220

Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)	Consultant (financial, accounting and auditing matters (since 1999); Certified Public Accountant; Partner, Arthur Andersen (prior to 1999).	220

Director of the following publicly traded companies:
PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
		Trustee of JHF II (since 2005); Former Trustee of JHF III (2005 to 2006).
Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)(2)	Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston (1982 to 1998). Trustee of JHF II (since 2005); Former Trustee of JHF III (2005 to 2006).	220

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)(2)	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of JHF II (since 2005); Former Trustee of JHF III (2005 to 2006); Trustee of Phoenix Edge Series Fund (since 2008).	220

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Trustee (since 2004)	Managing Director, Wydown Group (financial consulting firm)(since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997 – 2006).
Director of the following publicly traded companies:
		Stifel Financial (since 1996); Investor Financial Services Corporation (1995 to 2007); Investors Bank and Trust (since 1995); and Connecticut River Bancorp, Director (since 1998). Trustee of JHF II (since 2005); Former Trustee of JHF III (2005 to 2006); Director, Phoenix Mutual Funds (since 1988).	220

			Number of
			Funds in
			Fund Complex
Name, Address	Position	Principal Occupation(s) and Other	Overseen by
and Birth Year	with JHT(1)	Directorships During Past Five Years	Trustee
F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)(3)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999.)	220

(1)	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2)	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I. Its separate series were combined with corresponding funds of JHT on April 29, 2005.
F.	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. Its separate series were combined with corresponding funds of JHT on December 31, 1996.
Interested Trustees

			Number of Funds in
			Fund Complex
Name, Address and	Position	Principal Occupation(s) and Other	Overseen
Birth Year	with JHT(1)	Directorships During Past Five Years	by Trustee
James R. Boyle(2) 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)	Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (prior to 2004).	273
Trustee Emeritus
John D. Richardson(2,3) 601 Congress Street Boston, MA 02210 Born: 1938	Trustee Emeritus (since December 2006); Trustee (prior to December 2006)	Trustee of JHT prior to December 14, 2006. Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000. Director of BNS Split Corp and BNS Split Corp II, each of which is a publicly traded company listed on the Toronto Stock Exchange (2005 to 2007).	220

(1)	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2)	The Trustee is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.
F.	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a Trustee Emeritus.

Principal Officers who are not Trustees

Name, Address and	Position(s) Held	Principal Occupation(s) and Other
Birth Year	with JHT	Directorships During Past 5 Years
Keith F. Hartstein 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, JHF II, JHF III, and JHT; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).
John G. Vrysen 601 Congress Street Boston, MA 02210 Born: 1955	Chief Operating Officer (since 2005)	Senior Vice President Manulife Financial Corporation (since 2006), Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.
Francis V. Knox, Jr. 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)	Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).
Gordon M. Shone 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Treasurer, John Hancock Funds (since 2006); JHF II, JHF III and JHT (since 2005); Vice President and Chief Financial Officer, JHT (2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC (since 2006), The Manufacturers Life Insurance Company (U.S.A.) (1998 to 2000).

Name, Address and	Position(s) Held	Principal Occupation(s) and Other
Birth Year	with JHT	Directorships During Past 5 Years
Thomas M. Kinzler 601 Congress Street Boston, MA 02110 Born: 1955	Chief Legal Officer (since 2006)	Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).
Charles A. Rizzo 601 Congress Street, Boston, MA 02110 Born: 1959	Chief Financial Officer (since 2007)	Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (June 2007-Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).
Duties and Compensation of Trustees
     JHT is organized as a Massachusetts business trust. Under JHT’s Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing the day-to-day affairs of JHT.
     The Board met five times during JHT’s last fiscal year. The Board has a standing Audit Committee composed solely of Independent Trustees (Peter S. Burgess, Charles L. Bardelis and James M. Oates). The Committee met four times during JHT’s last fiscal year to review the internal and external accounting and auditing procedures of JHT and, among other things, to consider the selection of an independent registered public accounting firm for JHT, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on their independence.
     The Board also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Committee will consider nominees recommended by contract owners investing in JHT. Nominations should be forwarded to the attention of the Secretary of JHT at 601 Congress Street, Boston, MA 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by the Committee.
     The Board also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHT. The Compliance Committee is composed solely of Independent Trustees (Elizabeth G. Cook, Hassell H. McClellan and David Rolwing) (the Interested Trustees may serve as ex-officio members). The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of funds. Each Investment Committee is composed solely of Independent Trustees (Investment Committee A: Elizabeth G. Cook and James M. Oates; Investment Committee B: Charles L. Bardelis and David Rolwing; Investment Committee C: Hassell H. McClellan and Peter S. Burgess (with the Interested Trustee and the President of JHT serving as an ex-officio member in certain cases). Each Investment Committee met five times during the last fiscal year.
     JHT pays fees only to its Independent Trustees. Effective September 1, 2007, the Independent Trustees receive an annual retainer of $100,000 and a fee of $14,000 for each meeting of the Trustees that they attend in person. The Chairman of the Board receives an additional $60,000 annual retainer. The Chairman of the Audit Committee receives $10,000 as an annual retainer. The Chairman of the Compliance Committee receives $7,500 as an annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.
Compensation Table(1)

		Total Compensation from
	Aggregate Compensation from	John Hancock
	JHT Fiscal Year Ended	Fund Complex for Fiscal
Names of Trustee	December 31, 2007	Year Ended December 31, 2007
Independent Trustees:
Charles L. Bardelis	$161,000	$216,000
Peter S. Burgess	$171,000	$228,500
Elizabeth Cook	$168,500	$224,750
Hassell H. McClellan	$161,000	$216,000
James M. Oates	$221,000	$296,000
F. David Rolwing	$161,000	$161,000
Interested Trustees:
James R. Boyle	$0	$0
John D. Richardson(2)	$161,000	$216,000

(1)	Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

(2)	Mr. Richardson is a non-voting “emeritus” Trustee.
TRUSTEE OWNERSHIP OF FUNDS
     The table below lists the amount of securities of each JHT Fund beneficially owned by each Trustee as of December 31, 2007. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A	—	$0
B	—	$1 up to and including $10,000
C	—	$10,001 up to and including $50,000
D	—	$50,001 up to and including $100,000
E	—	$100,001 or more

	Charles L.	Peter S.	Elizabeth	Hassell H.	James M.	F. David	James R.
Funds*	Bardelis	Burgess	G. Cook	Mcclellan	Oates	Rolwing	Boyle
Alpha Opportunities Trust	A	A	A	A	A	A	A
Smaller Company Growth Trust	A	A	A	A	A	A	A
Total – John Hancock Fund Complex**	E	E	E	E	E	E	C

*	Only funds owned by a Trustee are listed.

**	Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of JHF II, which is within the same family of investment companies as JHT.
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES
THE ADVISORY AGREEMENTS
     Each Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of the Fund’s operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the Fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the Fund, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.
     JHT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser’s employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President, Treasurer, Secretary or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
     ADVISER COMPENSATION.  As compensation for its services, the Adviser receives a fee from each Fund. The fee for each Fund is determined as an annual percentage of the current value of the “aggregate net assets” of the Fund. “Aggregate net assets” of a Fund include the net assets of the Fund and the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the Adviser also serves as the adviser to the other portfolio(s) (or portions thereof). The fee for a Fund is based on the applicable annual rate for the Fund, which for each day is equal to the quotient of: (i) the sum of the amounts determined by applying the annual percentage rates for the Fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the “Applicable Annual Fee Rate”). The fee for a Fund is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. The management fees the Funds currently are obligated to pay the Adviser are as set forth in the Prospectus.
     From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund’s annual expenses fall below this limit.
     Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a Fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
     Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund or a shareholder of a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties; (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement; or (iii) a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).
     Under the Advisory Agreement, a Fund or any fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect as the Fund or the particular fund. If the Advisory Agreement is no longer in effect, a Fund or the particular fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, John Hancock Life Insurance Company, an affiliate of the Adviser, may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof is the investment adviser.
     The Advisory Agreement and Distribution Agreement (discussed below) were approved by all of the Trustees. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both by: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund, and each will terminate automatically if it is assigned.
SUBADVISORY AGREEMENTS
     DUTIES OF THE SUBADVISERS.  Under the terms of the current subadvisory agreement, subject to the supervision of JHT’s Board of Trustees and the Adviser, the subadviser formulates a continuous investment program for the Fund consistent with its investment objectives and policies outlined in the Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Fund.
     SUBADVISORY FEES.  As compensation for its services to a Fund, the subadviser receives fees from the Adviser. The fee for each Fund is determined as an annual percentage of the current value of the “aggregate net assets” of the Fund in the same manner as the advisory fee as described in the Prospectus. “Aggregate net assets” of a Fund include the net assets of the Fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the Fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for a Fund is based on the applicable annual rate for the Fund which for each day is equal to (i) the sum of the amounts determined by applying the annual percentage rates for the Fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the “Applicable Annual Fee Rate”). The subadvisory fee for each Fund is paid by the Adviser, not by the Fund, and the annual percentage rates for the subadvisory fee are lower than such rates for the advisory fee as set forth in the Prospectus. The fee for each Fund is accrued daily and paid monthly to the subadviser. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund.
ADDITIONAL INFORMATION APPLICABLE TO THE SUBADVISORY AGREEMENTS
     TERM OF THE SUBADVISORY AGREEMENT.  The Subadvisory Agreement will initially continue in effect as to the Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to the Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the Fund. In either event, such continuance shall also be approved by the vote of the majority of the independent Trustees.
     Any required shareholder approval of any continuance of any of the Agreement shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the Agreement; or (b) all of the funds of JHT.
     FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT.  If the outstanding voting securities of either Fund fail to approve the continuance of its Subadvisory Agreement, the subadviser may continue to act as investment subadviser with respect to the Fund pending the required approval of the continuance of such agreement or a new agreement with either that subadviser or a different subadviser, or other definitive action.
     TERMINATION OF THE AGREEMENT.  The Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant Fund.
     The following parties may terminate the agreements:
•	the Board of Trustees of JHT;

•	a majority of the outstanding voting securities of a Fund;

•	the Adviser; and

•	the subadviser.
     The Subadvisory Agreement will automatically terminate in the event of its assignment.
     AMENDMENTS TO THE AGREEMENT.  The Subadvisory Agreement may be amended by the parties to the Agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the Adviser, the subadviser, or by the vote of a majority of the Independent Trustees,.
     Amount of Subadvisory Fees Paid.  No subadvisory fees were paid to any subadviser for the year ended December 31, 2007 because neither Fund had commenced operations during that year.
     The required shareholder approval of any amendment shall be effective with respect to a Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all the funds of JHT.
     As noted under “Subadvisory Arrangements and Management Biographies” in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.
OTHER SERVICES
PROXY VOTING POLICIES
     JHT’s proxy voting policies and procedures delegate to the subadviser of a Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser’s proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the relevant Fund and its shareholders. Complete descriptions of JHT’s Procedures and the proxy voting procedures of each of the subadvisers are set forth in Appendix IV to this SAI.
     It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.
     In the event a subadviser becomes aware of a material conflict of interest, JHT’s Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers’ proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.
     The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.
     Although subadvisers have a duty to vote all proxies on behalf of the Funds they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Fund to vote the proxies.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone); and (2) on the SEC’s website at http://www.sec.gov.
DISTRIBUTOR; RULE 12B-1 PLANS
     John Hancock Distributors, LLC is the principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHT.
     The Board has approved Rule 12b-1 Plans (the “Plans”) for Series I and Series II shares. The purpose of each Plan is to encourage the growth and retention of assets of the Fund subject to a Plan.
     Series I and Series II shares of the Funds are subject to Rule 12b-1 fees: the fees for Series I and Series II are described in the Prospectus.
     A portion of the Rule 12b-1 fee may constitute a “service fee” as defined in Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”).
     Service fees are paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties, which have agreed to provide with respect to the shares of JHT the kinds of services encompassed by the term “personal service and/or the maintenance of shareholder accounts” as defined in Rule 2830(d)(5) of the Conduct Rules of FINRA.
     Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.
     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:
•	for any expenses relating to the distribution of the shares of the class;

•	for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and

•	for the payment of “service fees” that come within Rule 2830(d)(5) of the Conduct Rules of FINRA.
     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.
     The Plans authorize any payments in addition to fees described above made by a Fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.
     The Plans may not be amended to increase materially the amount to be spent by a Fund without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the “Rule”). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect: (i) with respect to a Fund only so long as the Plan is specifically approved for that Fund least annually as provided in the Rule; and (ii) only while: (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHT; (b) incumbent Independent Trustees select and nominate any new Independent Trustees of JHT; and (c) any person who acts as legal counsel for the Independent Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Fund at any time as provided in the Rule.
PORTFOLIO BROKERAGE
     Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The subadvisers have no formula for the allocation of Fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable Fund. The cost of securities transactions for a Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
     Selection of Brokers or Dealers to Effect Trades.  In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:
•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker-dealer;

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided; and

•	confidentiality and anonymity.
     Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser’s overall responsibilities with respect to a Fund and any other accounts managed by the subadviser, could result in the applicable Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.
     Soft Dollar Considerations.  In selecting brokers and dealers, the subadvisers may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to the Fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.
     Subadvisers may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadviser and its affiliates receive such services.
     As noted above, a subadviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the

Exchange Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
     Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:
•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) Fund strategy.
     Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.
     To the extent research services are used by a subadviser, such services would tend to reduce such party’s expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the Funds, which may not be used in connection with the Funds, will also be available for the benefit of other funds and accounts managed by the subadvisers.
     Allocation of Trades by the Subadvisers.  The subadvisers manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the Funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each Fund believes that their participation in such transactions on balance will produce better overall results for the Fund.
     Affiliated Underwriting Transactions by the Subadvisers. JHT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby each Fund may purchase securities that are offered in underwritings in which an affiliate of the subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.
REDEMPTION OF SHARES
     JHT will redeem all full and fractional Fund shares for cash at NAV. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:
•	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

•	the SEC by order so permits for the protection of security holders of JHT.

     Special Redemptions.  Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Therefore, the cost of disposing of such securities is a risk of investing in a Fund. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV.
     JHT has adopted Procedures Regarding Redemptions in Kind by Affiliates to facilitate the efficient and cost-effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a Fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated Fund shareholders subject to specified conditions, including that:
•	the distribution is effected through a pro rata distribution of the distributing Fund’s portfolio securities;

•	the distributed securities are valued in the same manner as they are in computing the Fund’s NAV;

•	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•	the Trustees of JHT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Fund.
DETERMINATION OF NET ASSET VALUE
     For purposes of calculating each Fund’s NAV, the following procedures are utilized wherever applicable.
     For purposes of calculating each Fund’s NAV, investment transactions are accounted for on a “trade date plus one basis” (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.
     Except for the types of securities described below, securities held by a Fund will be valued as follows:
•	Securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

•	Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

•	Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

•	A Fund’s interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a Fund’s interest in a hedge fund will represent the amount that the Fund could reasonably expect to receive from a hedge fund or from a third party if the Fund’s interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the Fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the Fund has invested, computed in compliance with the hedge fund’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

•	Shares of other open-end investment companies held by the Fund are valued at their NAVs, as described in the Prospectus under “Purchase and Redemption of Shares — Valuation of Securities.”
     Non-Negotiable Security.  A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.
     Debt Instruments with Remaining Maturities of 60 Days or Less. Debt instruments with a remaining maturity of 60 days or less held by each of the Funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, a Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board has adopted the Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of JHT and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a Fund’s subadvisers, principal underwriter or affiliated persons of a Fund’s Adviser or principal underwriter. JHT’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHT applies its policy uniformly to all, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and to all third party service providers and rating agencies.
     Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a Fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHT, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHT’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
     At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); S&P (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).
     The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHT. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
     The CCO shall report to the Board whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.
     When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHT, the CCO shall refer the conflict to the Board. The Board shall then only permit such disclosure of the nonpublic information if, in its reasonable business judgment, it concludes that such disclosure would be in the best interests of JHT’s shareholders.

     The receipt of compensation by a Fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
     JHT Portfolio Holdings Currently Posted on a Website.  The holdings of each Fund will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain the Fund’s entire portfolio holdings as of the applicable calendar quarter end.
http: //www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx
SHAREHOLDERS OF JHT
     JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.
     As of March 31, 2008, there were no shareholders of a Fund described in this SAI. The discussion of ownership of JHT’s shares in this section refers to ownership of the other series of JHT.
     Control Persons.  As of [September 30, 2008], to the knowledge of JHT, no one was considered a control person of any of the Funds. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An insurance company holding shares of JHT through a separate account (an “Insurance Company”) has no power exercise any discretion in voting or disposing any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control the Fund only it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund.
     Shareholders.  As of [September 30, 2008], JHT Shareholders are as follows:
•	the insurance companies affiliated with Manulife Financial discussed above (the “Manulife Insurance Companies”). (Each insurance company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts), and

•	the Franklin Templeton Founding Allocation Trust, Lifestyle Trusts, Lifecycle Trusts and the Index Allocation Trust, each of which invests in and holds of record shares of underlying funds.
     JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHT.
     Entities Eligible to Be Shareholders of JHT.  In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:
•	separate accounts of the Manulife Insurance Companies and other insurance companies;

•	the Manulife Insurance Companies and certain of their affiliates; and

•	any trustee of a qualified pension or retirement plan.
     Voting of Shares by the Insurance Companies and JHT.  The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any JHT Shareholders’ meeting. These companies will vote all shares of the Funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). The effect of such proportional voting is that a small number of contract owners can determine the outcome of the voting.

     Mixed Funding.  Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, JHT’s Board of Trustees will monitor events in order to identify any material irreconcilable conflicts, which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT or a particular Fund.
     Principal Holders.  Principal holders are those who own of record or are known by JHT to own beneficially 5% or more of a series of a Fund’s outstanding shares.
     As of [September 30, 2008], four of the Manulife Insurance Companies — John Hancock Life Insurance Company (USA (“JHLICO (USA)”), John Hancock Life Insurance Company of New York (“JHLICO New York”), John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHLVICO”) — owned of record all of the outstanding Series I and II shares of the Funds.
     Trustees and officers of JHT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of the Fund.
HISTORY OF JHT
     JHT Name Change.  Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.
ORGANIZATION OF JHT
     Organization of JHT.  JHT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (“NASL”), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHT assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL’s separate portfolios were assumed by the corresponding series of the JHT.
     Classification.  JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.
     Powers of the Trustees of JHT.  Under Massachusetts law and JHT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.
     The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:
•	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

•	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

•	Issue additional series of shares or separate classes of existing series of shares;

•	Approve fund mergers, to the extent consistent with applicable laws;

•	Designate a class of shares of the Fund as a separate fund;

•	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

•	Designate a class of shares of a series as a separate series.
     Shares of JHT.  The shares of each Fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each Fund have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that Fund. Holders of shares of any Fund are entitled to redeem their shares as set forth under “Redemption of Shares.”

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and upon liquidation in the net assets of such Fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular Fund will be allocated in the manner determined by the Trustees. Accrued liabilities, which are not clearly allocable to one or more Funds will also be allocated among the Funds in the manner determined by the Trustees.
     Shareholder Voting.  Shareholders of each Fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the Fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular Fund are entitled to vote on matters determined by the Trustees to affect only the interests of that Fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on the Fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.
     Shareholder Liability.  Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT Fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Fund would be unable to meet its obligations.
ADDITIONAL INFORMATION CONCERNING TAXES
     The following discussion is a general and abbreviated summary of certain additional tax considerations affecting each Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
     Since the Funds’ shareholders are principally: (i) life insurance companies whose separate accounts invest in the Funds for purposes of funding variable annuity and variable life insurance contracts, and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a Fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.
     JHT believes that each Fund will qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If any Fund does not qualify as a RIC, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a RIC, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.
     A Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
     To qualify as a RIC for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain Funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. Although certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected.
     A “qualified publicly traded partnership” is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies (“RIC-type income”). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a Fund from its investment in a qualified publicly traded partnership that invests in commodities or commodity-linked derivatives will be income satisfying the RIC 90% test only if more than 10% of such partnership’s gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to the Fund investing in such partnership would not be income satisfying the RIC 90% test for the Fund’s taxable year. In such event, the Fund could fail to qualify as a RIC if its income that is not RIC qualifying income exceeds 10% of its gross income for the taxable year.
     If a Fund failed to qualify as a RIC, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the Funds will comply with the requirements for qualification as RICs.
     The Code was amended in 2004 to allow RICs to invest up to 25% of their assets in “qualified publicly traded partnerships” and to provide that the net income allocated to a RIC investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a RIC, a Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a RIC is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year’s shortfall. A Fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax.
     To qualify as a RIC, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
     Because JHT complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated for required diversification purposes as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a RIC. Therefore, each Fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
     A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.
     Certain of the Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require the Fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
     Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
     Additional Tax Considerations.  If a Fund failed to qualify as a RIC, (i) contracts based on the Fund would be treated as owning solely shares of the Fund (rather than on their proportionate share of the assets of such Fund) for purposes of the diversification requirements under Subchapter L of the Code, and, as a result, owners of such contracts might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a

Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadviser and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.
     Other Information.  For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund, please refer to the prospectus for the contract.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.
LEGAL AND REGULATORY MATTERS
     On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the JHT funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, independent registered public accounting firm, has been appointed as independent registered public accountants for the Funds. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, Massachusetts 02110.
CUSTODIAN
     State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.
CODE OF ETHICS
     JHT, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHT.
MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER
     Neither Fund is a retail mutual fund and either Fund is only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Adviser or subadvisers may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that a Fund’s investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadviser. Past performance is no guarantee of future results.

APPENDIX I
DESCRIPTION OF BOND RATINGS
     The ratings of Moody’s and S&P represent their respective opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
MOODY’S
     AAA:  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
     AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
     BAA:  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
     BA: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
     B: Obligations rated B are considered speculative elements and are subject to high credit risk.
     CAA:  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
     CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
S&P
     AAA:  An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
     AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
     A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
     BBB:  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
     BB, B, CCC, CC AND C:  Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
     BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
     CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
     CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
     C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
     D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
     PLUS (+) OR MINUS (-):  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
     NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
MOODY’S
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Commercial Paper
     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1
     This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2
     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3
     Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B
     Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C
     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D
     Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.
Dual Ratings
     S&P assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
     OTHER CONSIDERATIONS — The ratings of S&P and Moody’s represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.
TAX-EXEMPT NOTE RATINGS
MOODY’S
Short-Term Debt Ratings
     There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MG 2
     This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MG 3
     This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
     This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.
S&P
Short-Term Issues
     An S&P ratings of U.S. municipal notes reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1
     Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
     Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
     Speculative capacity to pay principal and interest.

APPENDIX II
STANDARD & POOR’S CORPORATION DISCLAIMERS
     The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the “S&P Index Trusts”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

APPENDIX III
PORTFOLIO MANAGER INFORMATION
FRONTIER CAPITAL MANAGEMENT COMPANY, LLC (“Frontier”)
Smaller Company Growth Trust
The following chart reflects information regarding accounts other than the Fund for which each investment professional has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. None of these accounts pay advisory fees that are based on account performance.
The following table reflects information as of June 30, 2008.

	Other Registered
	Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number		Number		Number
Investment	of		of		of
Professionals	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher J. Scarpa	0	$0	1	$13,820,459	0	$0
James A. Colgan	0	$0	1	$13,820,459	0	$0
G. Michael Novak, Jr.	0	$0	1	$13,820,459	0	$0
Andrew B. Bennett, CFA	0	$0	1	$13,820,459	0	$0
Peter G. Kuechle	0	$0	1	$13,820,459	0	$0
CONFLICTS OF INTEREST Frontier generally manages all accounts noted in the table above with the same investment philosophy and using the same investment process, thus limiting contrary positions between accounts.
In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. These potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
Smaller Company Growth Trust
The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following table reflects information as of December 31, 2007

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
						Assets
	Number of	Assets	Number of	Assets	Number of	(in
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	millions)
Carson Jen	8	$5,683	3	$528	24	$8,896
Narayan Ramani	8	$5,683	3	$528	24	$8,896
Tahnoon Pasha	2	$508	0	$0	1	$110.09
Jim Schetakis	1	$6.086	0	$0	2	$2.088
Harpreet Singh	6	$2,329	1	$4.75	2	$135.24
Chris Hensen	6	$2,329	1	$4.75	2	$135.24
Brett Hryb	6	$2,329	1	$4.75	2	$135.24
Rhonda Chang	6	$2,329	1	$4.75	2	$135.24
Noman Ali	6	$2,329	1	$4.75	2	$135.24
Steve Orlich	21	$55,000	0	$0	23	$65,000
Scott Warlow	21	$55,000	0	$0	23	$65,000
Maralyn Kobayashi	2	$4,633	0	$0	7	$6,021
Faisal Rahman	2	$4,633	0	$0	7	$6,021
None of these accounts pay a performance based advisory fee.
POTENTIAL CONFLICTS OF INTEREST
Portfolio managers at MFC Global may manage numerous portfolios or accounts and as a result, actual or apparent conflicts of interest may arise. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. MFC Global does not track the time a portfolio manager spends on a single portfolio; however, MFC Global will regularly assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. MFC Global seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.
Conflicts of interest may also arise when allocating and/or aggregating trades. Although a portfolio manager will make investment determinations for a portfolio independently from the investment determinations made by them for any other portfolio, investments may be deemed appropriate for more than one portfolio. In such circumstances, MFC Global may determine that orders for the purchase or sale of the same security for more than one portfolio should be combined. In this event, the transactions will be priced and allocated in a manner deemed to be equitable and in the best interests of all portfolios participating in the transaction.
MFC Global has implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts. In addition, MFC Global monitors a variety of other matters, including compliance with a portfolio or account’s investment guidelines and compliance with MFC Global’s Code of Ethics.
DESCRIPTION OF COMPENSATION STRUCTURE

MFC Global portfolio managers receive a competitive compensation package that consists of base salary, performance based bonus and a Manulife share ownership plan. The magnitude of the performance-based bonus is based upon the investment performance of all accounts managed by the portfolio manager over a one-year period. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). The amount of the performance based bonus and participation in equity ownership also reflects the seniority and role of each portfolio manager. MFC Global seeks to ensure retention of portfolio managers through competitive compensation that rewards both individual and team performance. In order to be competitive in the industry, the overall compensation package is targeted at the top of the second quartile against our competitors as deemed through industry surveys.
To ensure ongoing competitiveness, total compensation for investment professionals is compared to external asset management organizations on an annual basis, as a minimum; any adjustments to base pay or annual incentive design are made at that time. Annual Incentive Plan (AIP) bonus targets range from 10% to 80% of base salary determined by function, grade level and competitive practice, and can reach a maximum of 250% of bonus target depending on company, divisional, individual and portfolio performance. Stock Option Plan is available for Vice Presidents and above. Restricted Share Unit Grants are available for Assistant Vice Presidents, Vice Presidents and above. Grants issued are dependent upon an individual’s long term performance, retention risk, future potential and market conditions.
Ownership of Trust Shares. None of the portfolio managers own shares of any of the JHT portfolios they manage.

Perimeter Capital Management
Smaller Company Growth Trust
This section includes information about the Fund’s portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how they are compensated.
Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. Each of the portfolio manager’s compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability of the Adviser and performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.
Fund Shares Owned by Portfolio Manager. None of the Portfolio Managers own shares of any of the JHT portfolios as of June 30, 2008.
Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of June 30, 2008.

	Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
Name	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Mark D. Garfinkel	2	$366.7 million	0	0	27	$425.1 million
James N. Behre	2	$366.7 million	0	0	25	$425.3 million
Potential Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

WELLINGTON MANAGEMENT COMPANY, LLP
The following chart reflects the portfolio managers’ investments in the Fund that they manage. The chart also reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following table reflects information as of December 31, 2007

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher A. Jones	6	$383,180,820	9	$2,334,280,004	9	$3,185,576,174
Christopher L. Gootkind	8	$22,474,893,729	0	$0	0	$0
Thomas L. Pappas	2	$20,856,785,884	1	$5,235,075	14	$9,305,841,148
Mario E. Abularach*	12	$7,641,772,752	2	$133,705,241	7	$1,029,839,648
Michael T. Carmen	7	$5,986,552,846	10	$1,005,333,886	6	$601,301,989
Steven C. Angeli	4	$1.597,590,135	14	$1,159,190,031	32	$1,681,197,755
Mario E. Abularach**	12	$8,592,002,703	2	$133,705,241	7	$1,029,839,648
Stephen Mortimer	6	$3,504,835,369	1	$131,200,418	5	$699,169,326
Karl E. Bandtel	4	$14,866,819,203	25	$14,213,157,666	4	$749,389,186
James A. Bevilacqua	4	$14,866,819,203	25	$14,350,282,974	4	$749,389,186
Timothy J. McCormack	6	$578,203,720	3	$187,006,841	17	$1,043,173,954
Shaun F. Pedersen	7	$599,858,356	5	$332,975,013	17	$1,043,173,954
Doris T. Dwyer	7	$1,793,873,590	7	$423,846,308	10	$2,412,512,134
David J. Elliott	5	$1,573,468,324	7	$423,846,308	10	$2,412,512,134
Scott M. Elliott	4	$681,880,513	29	$13,711,844,537	11	$4,311,341,556
Evan S. Grace	3	$466,127,129	13	$2,829,058,343	4	$1,316,986,978
Richard A. Wurster	4	$681,880,513	29	$13,711.844,537	11	$4,311,341,556

Kent M. Stahl***	0	$0	2	$7,815,907	0	$0
Gregg R. Thomas***	0	$0	2	$7,815,907	0	$0
Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered		Other Pooled Investment
	Investment Companies		Vehicles		Other Accounts
	Number		Number		Number
	of		of		of
Portfolio Manager	Accounts	Assets	Accounts	Assets	Accounts	Assets
Christopher A. Jones	0	$0	0	$0	4	$543,299,382
Christopher L. Gootkind	2	$18,047,163,488	0	$0	0	$0
Thomas L. Pappas	0	$0	0	$0	0	$0
Mario E. Abularach*	0	$0	0	$0	1	$103,544,422
Michael T. Carmen	0	$0	4	$497,354,315	0	$0
Steven C. Angeli	5	$517,743,489	0	$0	1	$103,544,422
Mario E. Abularach**	0	$0	0	$0	1	$103,544,422
Stephen Mortimer	0	$0	0	$0	1	$103,544,422
Karl E. Bandtel	1	$13,208,449,074	12	$7,915,822,623	0	$0
James A. Bevilacqua	1	$13,208,449,074	12	$7,915,692,597	0	$0
Timothy J. McCormack	0	$0	0	$0	1	$43,533,574
Shaun F. Pedersen	0	$0	0	$0	1	$43,533,574
Doris T. Dwyer	0	$0	0	$0	2	$312,750,717
David J. Elliott	0	$0	0	$0	2	$312,750,717
Scott M. Elliott	0	$0	3	$2,060,154,357	0	$0
Evan S. Grace	0	$0	1	$374,660,780	0	$0
Richard A. Wurster	0	$0	0	$0	1	$374,660,780

Kent M. Stahl***	0	$0	0	$0	0	$0
Gregg R. Thomas***	0	$0	0	$0	0	$0

*	Mid Cap Stock Trust

**	Small Cap Growth Trust

***	as of [DATE]
POTENTIAL CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Angeli, Bandtel, Bevilacqua and Carmen also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.
DESCRIPTION OF COMPENSATION STRUCTURE
Each Fund pays Wellington Management a fee based on the assets under management of the Funds as set forth in an Investment Sub-Advisory Agreement between Wellington Management and the Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2007.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each equity Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmark or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to fixed income Investment Professionals is on the revenues earned by Wellington Management, which have no performance-related component.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Angeli, Bandtel, Bevilacqua, Carmen, Elliott, Pappas, and Stahl are partners of Wellington Management.

TRUST	BENCHMARK INDEX AND/OR PEER GROUP FOR INCENTIVE PERIOD
Alpha Opportunities Trust	Russell 3000 Index
Core Allocation Plus Trust	MSCI World Index/Lehman Aggregate Index/S&P 500 Index
Mid Cap Intersection Trust	S&P Mid Cap 400 Index
Mid Cap Stock Trust	Russell Mid Cap Growth Index/Lipper Mid Cap Growth Average
Natural Resources Trust	MSCI S&P World Energy Index (60%)/MSCI S&P World Metals & Mining Index (30%)/MSCI S&P World Paper, Forest Products Index (10%)
Small Cap Growth Trust	Russell 2000 Growth Index
Small Cap Value Trust	Russell 2000 Value Index
Investment Quality Bond Trust	Not Applicable
Ownership of Fund Shares. None of the Portfolio Managers own shares of any of the JHT portfolios they managed as of December 31, 2007.
        .

APPENDIX IV
PROXY VOTING POLICIES AND PROCEDURES
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
     John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
     The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
     The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
     When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest
     In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
     If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
     The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
     The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
     The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
     i. these Procedures and all amendments hereto;
     ii. all proxy statements received regarding Fund portfolio securities;
     iii. records of all votes cast on behalf of a Fund;
     iv. records of all Fund requests for proxy voting information;
     v. any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;
     vi. all records relating to communications with the Funds regarding Conflicts; and
     vii. all minutes of meetings of Proxy Voting Committees.
Reporting to Fund Boards
     The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act.
     Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.

     The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
     If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
     In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
     The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
     Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
     It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
     Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
     With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
     In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

       1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
          In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
     2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
     a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
          In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
     b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
          In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
     If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
     If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
     Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
     The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
     The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX
     The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
     The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
     Consistent with this delegation, each subadviser is responsible for the following:
     1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.
     2) Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.
     3) Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
     The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
     The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
     1) Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.
     2) Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.
     3) Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
     The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:
     The proxy voting service’s proxy disclosure system will provide the following reporting features:
     1) multiple report export options;
     2) report customization by fund-account, portfolio manager, security, etc.; and
     3) account details available for vote auditing.
Form N-PX Preparation and Filing:
     The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

notice.

SCHEDULE A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING STATEMENT AND GUIDELINES
Introduction
          As an investment adviser and fiduciary of client assets, Frontier Capital Management Company, LLC (“Frontier”) utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.
Arrangements with Outside Firms
          Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with ADP Financial Services, Inc. (“ADP”) to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. Glass Lewis has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof. Summaries of the Glass Lewis guidelines are attached as Exhibit A to these Policies and Procedures.
          There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these Policies and Procedures.

Proxy Voting Committee
          Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee meets at least annually to review and re-approve Glass Lewis’ proxy voting policies as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients. Any changes to the Glass Lewis voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.
Account Set-Up
          Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.
Account Update
On at least a quarterly basis, ADP will provide Frontier with a list of Frontier clients for which ADP is voting. This is designed to ensure that ADP is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its and ADP’s records.
Conflicts of Interest
As noted, Frontier has an agreement with Glass Lewis and has adopted the Glass Lewis proxy voting guidelines. The adoption of the Glass Lewis proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override Glass Lewis, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of Glass Lewis; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion. Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight
Glass Lewis
          On a periodic basis, Frontier will verify with Glass Lewis that it made voting recommendations according to its pre-determined policies and provided Frontier with any changes in its pre-determined policies.
ADP
          On a periodic basis, Frontier will verify with ADP that it has voted proxies for accounts for which Frontier delegated voting to ADP.
Custodian
          On a periodic basis, Frontier will confirm that client custodians are timely alerting ADP when accounts are set up at the custodian for ADP to begin voting Frontier’s clients’ securities and that they are forwarding all proxy materials pertaining to the client’s portfolios to ADP for execution.
Votes Cast Other than According to Glass Lewis’ Pre-Determined Policies
          Frontier’s General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to Glass Lewis’ pre-determined policies are accurate and complete.
Client Disclosure
          Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Cindy Cerqueira at (617) 261-0777 or at ccerqueira@frontiercap.com.
          ADP will provide to Frontier, to enable Frontier to maintain and report upon a client’s request, the following information for each proxy vote:
1.	The name of the issuer of the portfolio security

2.	The ticker symbol of the security

3.	The CUSIP of the portfolio security

4.	The shareholder meeting date

5.	A description of the matter voted on

6.	Whether the matter was proposed by the issuer or by a security holder

7.	Whether the account voted on the matter

8.	How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.	Whether the vote that was cast was for or against management’s recommendation.
Recordkeeping
          Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by ADP as specifically noted below):
1.	Frontier’s proxy voting policies and procedures and Glass Lewis’ proxy voting guidelines.

2.	Proxy statements received regarding client securities. Frontier will satisfy this requirement by relying on ADP, on Frontier’s behalf, to retain a copy of each proxy statement.

3.	Records of votes cast on behalf of its clients. Frontier will satisfy this requirement by relying on ADP to retain, on Frontier’s behalf, a record of the vote cast.

4.	A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.	A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

Appendix B
Glass Lewis Proxy Voting
Guidelines Summary

Glass Lewis Proxy Voting
POLICY GUIDELINES
I. BOARD OF DIRECTORS
A Board of Directors (“board”) exists to represent shareholders, protect shareholders’ interests and maximize shareholder value. Glass Lewis recommends in favor of board members with a proven record of protecting shareholders and delivering value over the medium to long-term. In our view, boards working to protect and enhance the best interests of shareholders typically possess substantial independence, members with a record of positive performance and directors with a breadth and depth of experience.
Board Composition
Independence
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service.
We believe that boards should be composed of a minimum of two-thirds independent directors. Further, we believe that only independent directors should serve on a company’s audit, compensation, nominating and governance committees, however, we do feel that it is acceptable to allow one large shareholder (25%+) to sit on the compensation and nominating and governance committees as long as there is a minimum of three members and all are independent aside from the large shareholder. Glass Lewis makes recommendations that encourage such a make-up or encourage change where this is not the case.
We recommend withholding votes from directors who have consulting relationships with the company because we view those relationships as both affecting the board members’ ability to act independent of the management from whom the directors received consulting contracts and as potentially interfering with the company’s ability to procure services from the best advisor for the issue at hand.
For directors with other personal, familial or financial relationships, where they sit on a key committee or there are more than one-third insider or affiliated directors on the board, we recommend withholding votes from as many as required to create a two-thirds balance beginning with those who have the most problematic relationships. We will likewise recommend against insiders on this basis though we rarely recommend withholding votes from a CEO to reduce the number of insiders or affiliates on the board.
We note that in the case of a controlled company, we do not recommend withholding votes from directors where the board reflects the makeup of the shareholder population.
Performance
We recommend in favor of governance structures that will positively drive performance and create shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders lies in the actions of the board and its members. The performance of directors as board members as well as their performance in their roles at other companies is of substantial importance.
We consider the following key performance factors, among many others, in assessing whether to recommend in favor of a board’s nominees:
•	Did a continuing director show an attention and dedication to shareholder representation by attending at least 75% of the board and applicable committee meetings last year?

•	Does a continuing director or the director’s immediate family members receive perquisites in the form of special compensation or other special benefits not ordinarily conferred on directors?

•	Does the nominee sit on an excessive number of public company boards, especially in light of the directors other professional obligations?

•	Does the nominee, or a member of his or her immediate family, provide material professional services to the company presently or in the past?

•	Does or would the nominee have an interlocking directorship with an executive of the company?

•	Does the nominee have a track record of service as a director or executive at a company where significant performance, transparency or legal and accounting problems exist or have in the past?

•	Is the nominee currently the CFO or other financial executive of the company on whose board the nominee is proposed to serve?
Experience
We look for boards with talented directors who have a diversity of backgrounds and experience that will enable them to understand the issues particular to the company where they serve and who collectively have the ability to review and judge the critical issues they decide on behalf of shareholders.
Where we believe this diversified talent is missing from the board, we recommend withholding votes as appropriate to address the issue.
The Key Committees
Glass Lewis generally favors board members who meet the criteria identified below.
Audit committee members:
Audit committee members should be mindful of fees paid to the company’s independent auditor and the services underlying those fees. The committee should take care to ensure that the auditor is not conflicted or distracted from the audit function. It is the duty of the audit committee to oversee the company’s independent auditor, its internal controls and the filing of the company’s financial statements. Further, we believe shareholders’ interests are best protected when the audit committee allows for shareholder ratification of the independent auditor at each annual meeting.
Compensation committee members:
The members of the compensation committee have the responsibility of overseeing the compensation packages awarded to the company’s executives. To successfully fulfill their duty to shareholders, executive compensation should be in line with company performance and pay should be at a level on par with a company’s peers based on the same metrics.
Governance committee members:
Governance committee members should be independent. Their focus should be on implementing corporate governance policies that protect the interests of shareholders such as an independent chairman, or an independent lead/presiding director to ensure proper oversight when the chairman is an insider or affiliate. The governance committee should focus on listening to shareholders and therefore we will oppose continuing directors if the board fails to implement a majority approved shareholder proposal with a direct and substantial impact on shareholders and their rights.
Nominating committee members:
Nominating committee members should be independent and should fulfill their duty to shareholders by nominating new independent and shareholder focused directors. They should take caution not to (re)nominate a director who should not sit on the board due to independence or other issues.
Separation of the roles of Chairman and CEO
Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board as it relates to their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We recommend in favor of proposals to separate the roles of chairman of the board and CEO, except in circumstances where the existing arrangement has worked out to be economically beneficial to shareholders so as to not warrant a change at the time proposed.
In the absence of an independent chairman, we recommend in favor of a presiding or lead director with authority to call a board meeting, set the agenda for any board meeting and to lead sessions of the non-employee directors.
Staggered (Classified) Boards
Glass Lewis favors the annual election of directors and the repeal of staggered boards. We believe that staggered boards are less accountable to shareholders than boards that are elected annually. In our view, the annual election of directors encourages board members to focus on the interests of shareholders.
Mandatory Director Retirement Provisions
Director Term Limits
Term limits are not the best method for pursuing change at the board level. The experience of directors through their service over time can be a valuable asset to shareholders. However, periodic director rotation is appropriate to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. Therefore, where Glass Lewis believes needed change has not come to the board through other means and the length of the term is long enough to limit continuous turnover (usually 10 years or more) we may recommend in favor of a term limit.
Director Age Limits
Age limits are not usually in the best interests of shareholders. The experience of directors through their service over time can be a valuable asset to shareholders. Age limits unfairly imply that older or younger directors cannot contribute meaningfully to the oversight of a company. Only in situations where we feel a needed change has not occurred through other means might Glass Lewis recommend in favor of such a limit.
Requiring Multiple Nominees per Board Seat
Choice among nominees is a benefit to shareholders and gives them the best opportunity to affect the shape of their board. This process is likely to produce a qualified board of directors, and a board that is responsive to shareholders. Glass Lewis recommends in favor of proposals that give shareholders a choice among board members.
Board Operations
Shareholders are best served when directors provide effective oversight of management, as well as of each other. Shareholder interests are enhanced when directors have a peer review process, a director training process and an executive review process in place. Glass Lewis recommends in favor of proposals calling for these processes where we believe the board does not have an effective process currently in place.
Director Stock Ownership
Share ownership by directors helps align directors’ interests with those of other shareholders. Accordingly, we recommend in favor of reasonable equity compensation of directors and reasonable ownership and holding requirements for directors.
II. TRANSPARENCY & INTEGRITY IN FINANCIAL REPORTING
Shareholders’ insight into the value of their investments and the growth potential of that investment is only as good as the information disclosed to shareholders by the company. Shareholders ultimately rely on the board members and the auditors they hire to review and approve the company’s financial reporting and disclosure. Transparent disclosure to shareholders and unconflicted presentation

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of a company’s financial position is critical to allow shareholders to make informed investment decisions. Accordingly, we believe that transparency and integrity in financial reporting is one of the most crucial matters for shareholder review and attention. We view proxy voting as a mechanism for supporting companies with transparent disclosure and for demanding transparency where it is lacking.
Auditor Ratification
The role of the auditor is crucial to protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that tempt them to make choices between their own interests and those of the public shareholders whom they serve. Glass Lewis generally recommends in line with management’s recommendation regarding the selection of an auditor. Glass Lewis recommends voting against an auditor in limited situations, including, among others, the following:
•	Where the auditor has a conflict of interest or has failed to properly fulfill its duties.

•	Where any category of non-audit fees exceeds audit fees.

•	Where the company has had recent restatements involving auditor errors.

•	Where the company’s accounting policies are aggressive.

•	Where the company has poor disclosure or a lack of transparency in its financial statements.
Auditor Rotation
Glass Lewis recommends in favor of audit related proposals regarding mandatory auditor rotation when the rotation occurs after a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company’s net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have a potential conflict of interest if its pay were tied to pension income.
Reporting Contributions and Political Spending
The area of campaign contributions is heavily regulated by federal, state and local laws. Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability. Other than in exceptional circumstances, we believe that the mechanism for disclosure and the standards for donating are best left to the board’s discretion.
III. COMPENSATION AND PERFORMANCE
A company’s compensation practices are a key indicator of whether the company’s board is looking out for the best interests of shareholders. Glass Lewis believes that executive and equity compensation plans are two of the most critical areas for shareholder scrutiny. First, because the company is using shareholders’ money and must always do so prudently; but, equally important, this is an area that has proven to be rife with conflicts and abuse where it is not carefully monitored.
Our analysis of compensation plans is decidedly quantitative and focused on the cost of the plan as compared to the operating metrics of the business. Our goal is to determine whether a proposed plan is absolutely excessive or is outside a reasonable deviation from the norm for its peers. We do not rely exclusively on relative comparisons as we believe the academic literature shows that there should be some absolute limits to avoid endless upward pressure.
Executive Compensation
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis carefully evaluates executive compensation issues at each company whose proxy it analyzes to determine whether the compensation to the company’s senior executives is in line with the performance of the business. Pay-for-performance received by executives at a company should also not exceed those of relevant peers. Glass Lewis considers peer groups in evaluating executive compensation, including a firm value group (composed of similarly sized companies), an industry size group (composed of companies in the same industry with a similar market cap), a sector group (composed of companies within the sector) and a geographic group (composed of companies in the same geographic area), and compares both the executives’ pay and the company’s performance to those groups to assess whether the executive pay structure at any given company is appropriate and reasonable. We use at lease six measures of performance in our analysis including: Total return (1 year), stock price (3 years), change in book value per share, EPS growth, ROA and ROE.
Proposals to Limit Executive Compensation
Glass Lewis reviews proposals to limit executive compensation in light of the above described analysis. As a general rule, Glass Lewis believes that executive compensation should be left to the board’s compensation committee. We believe voting for board members and, in particular, voting for compensation committee members is the vehicle to express support or displeasure with the company’s executive pay structure. However, where a particular proposal to limit compensation is appropriate given the company’s track record of pay-for-performance, we may recommend in favor of such a proposal, particularly if we lack confidence that the board will take the necessary steps to address the issue on its own.
Executive Compensation in Excess of $1million (162(m) Plans)
Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon disclosure to and shareholder approval of the excess compensation. Given the shareholder approval requirement of section 162(m), we believe that companies should provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. We recommend in favor of the plan if the proposal includes: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also consider whether the estimated grants are reasonable and in line with the company’s peers.
Limits on Executive Stock Options
Equity compensation is an important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive’s compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, unless there is some pattern of equity compensation abuse at the company, we tend to disfavor proposals that hinder the use of equity as a means of compensating executives.
Golden Parachutes
Glass Lewis believes that shareholders’ ratification should be required for golden parachute severance agreements that exceed IRS guidelines (such as when they exceed 2.99 times the sum of the executive’s base salary plus bonus). Accordingly, we recommend in favor of shareholder or other proposals that provide for such shareholder approval.
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and for providing appropriate incentives for employees to work to improve the performance of the company. When the cost of the plan is not in line with the performance of the business, however, or is excessive on an absolute basis, or where the company has a pattern of excessive compensation and the proposed plan appears to continue in that tradition, we recommend voting against the plan and we encourage the company to return with a reasonable plan that reflects the economics of the business and protects value for shareholders.
We evaluate option plans based on 10 overarching principles:
1.	Companies should seek more shares only when needed.

2.	Plans should be small enough that companies seek approval every three to four years (or less) from shareholders.

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the company’s peer group.

6.	The expected annual cost of the plan should be proportional to the value of the business.

7.	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.
Glass Lewis has developed a proprietary model to evaluate plans based on each of these 10 principles and to make recommendations accordingly.
Option Exchanges
We disfavor option exchanges, which re-price options after their initial grant. We believe that employees are more likely to look after the interests of shareholders when they face the same risks shareholders face.
We may recommend in favor of a re-pricing if the following conditions are true:
1.	Officers and board members do not participate in the program.

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

3.	The exchange is value neutral or value creative to shareholders with very conservative assumptions and recognition of the adverse selection problems inherent in voluntary programs.

4.	Management and the board make a cogent case for needing to provide incentives to and retain existing employees, such as being in a competitive employment market.
Performance Based Options
Glass Lewis favors reasonable performance based option proposals. We feel that employees should be compensated with equity when their performance and that of the company warrants such rewards. We evaluate these plans using the same economic analysis described above. We also may recommend in favor of shareholder proposals that recommend moving from a non-performance based equity arrangement to a performance based plan, especially where the company has a track record of paying its employees in a manner inconsistent with the performance of the business.
Options Expensing
We strongly favor the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company’s operational earnings. When companies refuse to expense options, the effect of options on the company’s finances is obscured and accountability for their use as a means of compensation is greatly diminished. Accordingly, we regularly recommend in favor of proposals that require or encourage the company to expense options.
Director Compensation Plans
Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals, especially in an environment where the responsibilities of directors are increasing. However, excessive fees represent a financial cost to the company and threaten the objectivity and independence of non-employee directors. Therefore, we believe a balance is required.
Glass Lewis has developed a proprietary model to evaluate the fees paid to directors relative to those paid to the company’s peers. This model helps evaluate whether fees are designed to allow for the selection of the most qualified board members but not so unreasonable as to constitute a waste of shareholder resources.
IV. MERGERS, CAPITALIZATION AND CORPORATE STRUCTURE ISSUES
Glass Lewis considers corporate structure, capitalization and merger issues in the context of their economic impact on shareholders. We assess the potential impacts of these sorts of proposals to ensure that our recommendations are consistent with the best value for shareholders.
Mergers, Acquisitions and Sale of Corporate Assets

We recommend in favor of mergers where we believe that the value being delivered to shareholders is reasonable and represents the best alternative available to the company. In coming to a conclusion about the economic benefits of a proposed transaction, we consider the process employed by the board in reviewing and recommending the merger. We look at whether the board’s interests are aligned with shareholders based on the details of the proposed deal. In particular, we look at executive and board member payouts associated with the proposed transaction. We consider the financial advice received by the board in support of its recommendation to ensure that the advice was unbiased and well reasoned. The overwhelming majority of merger transactions meet these criteria, thus we regularly recommend in favor of them.
Capitalization
Authorized Shares
Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we review four common reasons why a company might need additional capital stock beyond what is currently available:
•	Stock split

•	Anti-takeover defenses

•	Financing for acquisitions

•	Financing for operations
Glass Lewis recommends for the authorization of additional shares, unless we find that the company does not have a reasonable plan for use of the proposed shares, or we believe the plan is inappropriate (e.g. to fund a poison pill or to serve as a component of some other anti-takeover defense), or where the number of shares far exceeds those needed to accomplish the proposed plan.
We also typically recommend in favor of reverse stock splits because they tend to allow for decreased cost by shareholders in trading the stock and may increase marketability of the stock.
Corporate Structure
Bylaw / Corporate Charter Amendments
Offshore Reincorporation
Glass Lewis considers the proposed economic benefits of such a proposed transaction relative to some of the substantial drawbacks of offshore reincorporation, such as decreased shareholder rights, potential business losses (including government contracting), and difficulty realizing tax advantages based on often discussed tax and legal changes by Congress. We rarely recommend in favor of such transactions.
Domestic Reincorporation in a Different State
Glass Lewis reviews the relevant state law to assess whether the protections built into a particular state’s code are better for shareholders than the existing forum. Where shareholder protections are enhanced or remain the same, we recommend in favor of these changes.
Shareholder Access to the Proxy
Glass Lewis believes long-term shareholders should have the right to nominate director candidates. We think shareholders are best served when they have maximum influence on director selection in order to appoint directors who are independent and focused on the interests of shareholders. Accordingly, we recommend in favor of proposals granting shareholders access to the ballot.
Voting Structure
Cumulative Voting
Glass Lewis is in favor of cumulative voting. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates or where the company’s ownership structure includes one or more very large shareholders who control a majority-voting block of the company’s stock. In those situations, smaller shareholders need the protections of cumulative voting to ensure their voice is heard. Cumulative voting operates as a safeguard by allowing those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows for the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can limit shareholders’ power to make decisions on such crucial matters as selling shares at a premium.
Blank Check Preferred Stock and Unequal Voting Rights
Blank check preferred stock, which allows the board to implement unequal voting rights and other forms of stock with existing unequal voting rights, is typically counter to the interests of ordinary public shareholders. We believe that each share should have one vote and all shareholders should be treated equally in their ability to set the direction of the company based only on their percentage of holdings. Accordingly, we favor the removal or reduction of unequal voting rights wherever possible.
V. SHAREHOLDER RIGHTS AND ANTI-TAKEOVER PROVISIONS
Companies sometimes seek to implement certain provisions in order to create thresholds for the exercise of shareholder rights and thresholds for takeover efforts. Where these thresholds are reasonable and do not unduly impair shareholder value and rights, Glass Lewis will not recommend against them. In many instances, however, these thresholds seek to place undue barriers to the exercise of shareholder rights and undue barriers to legitimate takeover efforts. In such instances, Glass Lewis will recommend against such proposals.
Shareholder Rights
Right of Shareholders to Call a Special Meeting
Glass Lewis favors proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. A lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners.
Shareholder Action by Written Consent
Glass Lewis favors proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.
Advance Notice Requirements for Shareholder Ballot Proposals
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements may be unduly lengthy such as those that range between three to six months prior to the annual meeting. These proposals make it very difficult for shareholders to present a proposal or a director nominee, even if that proposal is in the best interests of the company and its shareholders.
Glass Lewis believes it is in the best interests of shareholders to have the opportunity to review and vote on all proposals and director nominees submitted prior to the final printing of the proxy statement. Shareholders are capable of assessing for themselves whether they have adequate notice and enough information to support a particular proposal.
Anti-takeover Provisions
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans or similar shareholder rights plans are not in the best interests of shareholders. Specifically, poison pills can reduce management accountability by substantially limiting opportunities for corporate takeovers. Shareholder rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Glass Lewis believes that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. This is also an issue in which the interests of management may be very different from those of shareholders and therefore pursuing shareholders’ approval is the best way to safeguard their interests. We recommend voting against these plans, except in very rare instances where the plan has a very reasonable “qualifying offer clause,” to protect the financial interests of shareholders and ensure investors have the opportunity to consider any offer for investment shares, especially those at a premium.

We are particularly opposed to “dead-hand poison pills” that only allow former directors who have left office to determine whether or not the pill can be revoked.
We also disfavor the use of “Fair Price Provisions” that attempt to dictate the price for all shares in a tender offer situation as we believe these provisions tend to act like those of a poison pill in discouraging takeover offers.
Procedural Matters
Transaction of Other Business at an Annual or Special Meeting of Shareholders
Glass Lewis believes that shareholders should have a say in all matters up for a vote. Therefore, we do not recommend shareholders give their proxy to management with unfettered discretion to vote on any other business items that may properly come before the annual meeting.
Right of the Board to Adjourn a Meeting of Shareholders
Glass Lewis recommends in favor of the right of the board to adjourn a meeting of shareholders where we believe the proposals put forth by management are in the best interests of shareholders. Adjourning the meeting, if necessary, can give the board time to solicit the votes of shareholders who may not yet have voted, in order to pass such proposals.
VI. SHAREHOLDER INITIATIVES & MANAGEMENT OF THE FIRM
Glass Lewis favors proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. We favor governance structures that protect shareholders, and believe that shareholders are best served by voting for a board that can be trusted to make informed and careful decisions that are in the best interests of the business and its owners. Where the economics of a particular situation or some egregious conduct that could lead to economic harm for shareholders occurs, Glass Lewis recommends in favor of a shareholder resolution calling for reporting or additional disclosure on corporate practices. In the absence of these criteria, and absent a showing of egregious or illegal conduct which might threaten shareholder value, Glass Lewis tends to favor board direction on these issues and recommends in favor of boards that make decisions consistent with the economic interests of shareholders.

Perimeter Capital Management LLC
Proxy Voting Policy
Issue
Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.
Perimeter votes proxies for the majority of its Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.
Risks
In developing this policy and procedures, Perimeter considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:
•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	The third-party proxy voting services utilized by Perimeter is not independent.

•	Proxy voting records and client requests to review proxy votes are not maintained.
Perimeter has established the following guidelines as an attempt to mitigate these risks.
Policy
It is the policy of Perimeter to vote proxies in the interest of maximizing value for Perimeter’s Clients. Proxies are an asset of a Client, which should be treated by Perimeter with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, Perimeter will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede this policy. A Client may have its proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.
Procedures for Voting Proxies
Perimeter has retained Glass, Lewis & Co. (“Glass, Lewis”) to assist in the coordination and voting of Client proxies. The CCO is responsible for managing the relationship with Glass, Lewis. The CCO shall ensure that all proxies are being properly voted and that Glass, Lewis is retaining all of the appropriate proxy voting records.
Perimeter assumes voting responsibility for all Client accounts unless explicitly noted otherwise in the Client’s advisory agreement. Perimeter will generally cast votes for all shares for which the Company has voting authority, with the possible exception of share blocking markets. In some non-U.S. markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian level in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, Perimeter retains the right to vote or not, based on the determination of Perimeter’s investment personnel. Glass, Lewis sends a weekly report of upcoming meetings in blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. The CCO will monitor these upcoming meetings, consult with Perimeter’s investment team members responsible for each industry or market and arrive at a decision on whether or not to vote. If the decision is made to vote, Perimeter will process votes through Glass, Lewis.
The following general guidelines are to be followed when possible:
•	Glass, Lewis will monitor and keep track of all voting proxies.

•	Glass, Lewis will analyze each vote and provide Perimeter with its recommendation, which recommendation shall be pursuant to the guidelines previously agreed to by Perimeter and Glass, Lewis.

•	The member of the investment team who covers the security shall be responsible for reviewing the proxy and Glass, Lewis’ recommendation and make a determination on how the Company should vote such proxy. If the vote of Perimeter investment team member is contrary to Glass, Lewis’ recommendation, then the investment team member shall provide a brief explanation of such vote.

•	The investment team shall have its recommendation voted through Glass, Lewis.
In certain limited circumstances, a proxy may be received from sources other than Glass, Lewis. In such circumstances, the CCO shall use the above guidelines and be responsible for maintaining the history and record customarily retained by Glass, Lewis.
Resolving Potential Conflicts of Interest
We recognize that conflicts of interest may arise due to a variety of reasons and the CCO will reasonably try to assess any material conflicts between Perimeter’s interests and those of its clients with respect to proxy voting. If the CCO detects a conflict of interest, Glass, Lewis will evaluate the ballot issue and, using our pre-determined guidelines and their research, make an objective voting decision based upon criteria such as the financial implication of the proposal and impact on shareholder rights. In exceptional circumstances, for instance in the case of a merger or acquisition which may have significant economic implications for our client’s portfolios, we may solicit input from the applicable Perimeter investment team and possibly override the voting recommendation of Glass, Lewis.
Conflicts of Interest
Perimeter realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the CCO of any material conflict that may impair Perimeter’s ability to vote proxies in an objective manner.
In addition, any attempts by others within Perimeter to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. Further, any attempts by persons or entitles outside Perimeter to influence the voting of client proxies shall be reported to the CCO. The CCO may then elect to report the attempt to legal counsel.
Procedures for Perimeter’s Receipt of Class Actions
Perimeter recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.
If “Class Action” documents are received by Perimeter for a Client account, Perimeter will gather any requisite information it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Perimeter is not qualified to make for its Client. Therefore Perimeter will not file “Class Actions” on behalf of any Client.

Recordkeeping
Perimeter will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Director of Third-Party Distribution & Client Relations will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes
•	Any request, whether written (including e-mail) or oral, received by any Employee of Perimeter, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•	The CCO will record the identity of the client, the date of the request, and the action taken as a result of the request, in a suitable place.

•	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the CCO may distribute to any client requesting proxy voting information the complete proxy voting record of Perimeter for the period requested.

•	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the five-year period prior to their request.

Proxy statements received regarding client securities
•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.
Note: Perimeter is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records
•	A record of how Perimeter voted Client proxies.

•	Documents prepared or created by Perimeter that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure
Perimeter will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how Perimeter voted their securities.
Proxy Solicitation
As a matter of practice, it is Perimeter’s policy to not reveal or disclose to any client how Perimeter may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. Perimeter will never disclose such information to unrelated third parties.
The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Wellington Management Company, LLP
Global Proxy Policies and Procedures
Introduction
Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.
Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.
Statement of Policies
As a matter of policy, Wellington Management:
1     Takes responsibility for voting client proxies only upon a client’s written request.
2     Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.
3      Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.
4     Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.
5     Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
6     Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.
7     Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.
8     Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.
9     Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight
Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.
Statement of Procedures
Wellington Management has in place certain procedures for implementing its proxy voting policies.
General Proxy Voting
Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.
Receipt of Proxy
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.
Reconciliation
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:
☐ Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.
☐ Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
☐ Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
Securities Lending
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.
In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.
Additional Information
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: April 1, 2007
WELLINGTON MANAGEMENT COMPANY, LLP
Global Proxy Voting Guidelines
Introduction
Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

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Voting Guidelines
Composition and Role of the Board of Directors

•	Election of Directors:	Case-by-Case
          Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors:	Against
          We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Adopt Director & Officer Indemnification:	For
          We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For
          Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent.	For
          Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

•	Require a Separation of Chair and CEO or Require a Lead Director:	For

•	Approve Directors’ Fees:	For

•	Approve Bonuses for Retiring Directors:	Case-by-Case

•	Elect Supervisory Board/Corporate Assembly:	For

•	Elect/Establish Board Committee:	For

•	Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case
Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans:	For

•	Approve/Amend Bonus Plans:	Case-by-Case
          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•	Approve Remuneration Policy:	Case-by-Case

•	Exchange Underwater Options:	Case-by-Case
          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
          We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case
          We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•	Expense Future Stock Options (SP):	For

•	Shareholder Approval of All Stock Option Plans (SP):	For

•	Disclose All Executive Compensation (SP):	For
Reporting of Results

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
          We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees:	Case-by-Case

          Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors:	Case-by-Case

•	Shareholder Approval of Auditors (SP):	For
Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against

We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•	Shareholder Rights Plans	Case-by-Case
          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
          We generally support plans that include:
          Shareholder approval requirement
          Sunset provision
          Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
          Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•	Authorize Blank Check Preferred Stock:	Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•	Eliminate Right to Call a Special Meeting:	Against

•	Increase Supermajority Vote Requirement:	Against

We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case
          We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Remove Right to Act by Written Consent:	Against
Capital Structure

•	Increase Authorized Common Stock:	Case-by-Case
          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Authorize Share Repurchase:	For

•	Authorize Trade in Company Stock:	For

•	Approve Stock Splits:	Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

•	Issue Stock with or without Preemptive Rights:	For

•	Issue Debt Instruments:	Case-by-Case
Social Issues

•	Endorse the Ceres Principles (SP):	Case-by-Case

•	Disclose Political and PAC Gifts (SP):	Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

•	Report on Sustainability (SP):	Case-by-Case
Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case
Dated: December 6, 2007

STATEMENT OF ADDITIONAL INFORMATION
JOHN HANCOCK TRUST
(“JHT”)
BLACKROCK GLOBAL ALLOCATION TRUST
This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with JHT’s Prospectus dated September 30, 2008 relating to the BlackRock Global Allocation Trust (the “Fund” or the “JHT Feeder Fund”) as well as in conjunction with the SAI for the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “Master Fund”) which accompanies this SAI. JHT’s Prospectus may be obtained from JHT, 601 Congress Street, Boston, Massachusetts, 02210.
The date of this SAI is September 30, 2008.

TABLE OF CONTENTS
MASTER-FEEDER STRUCTURE
INVESTMENT POLICIES AND RESTRICTIONS
PORTFOLIO TURNOVER
MANAGEMENT OF JHT
INVESTMENT MANAGEMENT ARRANGEMENTS
DISTRIBUTOR; RULE 12B-1 PLANS OF THE FUNDS
RULE 12B-1 PLANS OF THE MASTER FUND
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
SHAREHOLDERS OF JHT
HISTORY OF JHT
ORGANIZATION OF JHT
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CUSTODIAN
CODE OF ETHICS
PROXY VOTING POLICIES
APPENDIX A: Disclosure Regarding Portfolio Managers of the JHT Feeder Fund
APPENDIX C — PORTFOLIO MANAGER INFORMATION
APPENDIX D — PROXY VOTING POLICIES AND PROCEDURES

MASTER-FEEDER STRUCTURE
     The Fund described in this SAI operates as a “feeder fund,” which means that the Fund does not buy investment securities directly. Instead, it invests in a “master fund,” which in turn purchases investment securities. The JHT Feeder Fund has the same investment objective and limitations as its master fund. The master fund, the BlackRock Global Allocation V. I. Fund (the “Master Fund”), is a series of BlackRock Variable Series Funds, Inc. The JHT Feeder Fund’s Master Fund is listed below:
The Fund may withdraw its entire investment from the Master Fund at any time the Board of Trustees of JHT (the “Board”) decides it is in the best interest of the portfolio and its shareholders to do so.
The Board of the Master Fund formulates the general policies of the Master Fund and meets periodically to review the Master Fund’s performance, monitor its investment activities and practices and discuss other matters affecting the Master Fund.
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE MASTER FUND IS DELIVERED TOGETHER WITH THIS STATEMENT OF ADDITIONAL INFORMATION.
INVESTMENT POLICIES AND RESTRICTIONS
The investment policies and restrictions of the Master Fund are described in the statement of additional information for the Master Fund, which is delivered together with this statement of additional information.
REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements. The following information supplements the information in the prospectus regarding repurchase agreements.
Repurchase agreements are arrangements involving the purchase of an obligation by the Fund and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by the Fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. The Fund may enter into a repurchase agreement with banks, brokers or dealers. However, the Fund will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the Fund decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
The Fund shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the portfolios quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:
•	Federal Reserve System member bank,

•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division, or

•	broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Fund will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.
The risk to the Fund in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the Fund, if any, would be the difference between the repurchase price and the underlying obligation’s market value. The Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by JHT might be delayed or limited.

INVESTMENT RESTRICTIONS
The Fund has adopted the following nonfundamental investment restriction to enable it to invest in its corresponding Master Fund:
Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the Fund.
The Fund has also adopted the same investment restrictions as the Master Fund. These are set forth below under “Investment Restrictions of the JHT Feeder Fund.” In the case of the Fund, restriction 3 is nonfundamental for the Fund and fundamental for the Master Fund. Fundamental restrictions may only be changed by a vote of a majority of the outstanding voting securities of a portfolio, which means a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.
When submitting an investment restriction change to the holders of JHT’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio as described above vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of JHT.
INVESTMENT RESTRICTIONS OF THE JHT FEEDER FUND
The JHT Feeder Fund or the Master Fund may not:
Restrictions Applicable to the Fund
     Under the Fund’ fundamental investment restrictions, none of the Fund (unless noted otherwise below) may:
1 Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.
2 Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).
3. Make investments for the purpose of exercising control or management.
4. Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.
6. Issue senior securities to the extent such issuance would violate applicable law.
7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and
(iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.
9.	Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
Non-fundamental policies — The following non-fundamental policies may be changed without shareholder approval:
     Under the Fund’s non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, none of the Fund (unless noted otherwise below) may not:
a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law or as may be permitted in the Prospectus or this Statement of Additional Information. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of Fund” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.
b. Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and Statement of Additional Information and by applicable law.
c. Invest in securities which cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Trustees of the Trust are not subject to the limitations set forth in this investment restriction.
d. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Prospectus and Statement of Additional Information, as they may be amended from time to time.
e. Notwithstanding fundamental investment restriction number 7 above, borrow amounts in excess of 10% of the total assets of the Fund, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.(4)
i. Pledge greater than 10% of its total assets, taken at market value at the time of the pledge. For the purpose of this restriction, collateral arrangements with respect to (i) transactions in options, foreign currency contracts, futures contracts and options on futures contracts and (ii) initial and variation margin are not deemed to be a pledge of assets.(8)
f. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, at the time of the loan.
h. Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer’s securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated. See “Other Portfolio Strategies-Foreign Securities” in the Prospectus.
(1) For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.
(2) investments in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.
(3) The Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.
(4) In addition the Fund will not purchase securities while borrowings are outstanding, (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.
     In addition, to comply with tax requirements for qualification as a “regulated investment company,” the Fund investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund’s total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund’s total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of the Fund to the extent necessary to comply with changes to the Federal tax requirements.
     Except with respect to restriction 7, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
Over-The-Counter Options
     The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Company has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying security minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Company without the approval of the Company’s shareholders.
PORTFOLIO TURNOVER
The portfolio turnover of the Master Fund is described in the prospectus for the Master Fund which is delivered together with the prospectus for the Fund.

MANAGEMENT OF JHT
The business of JHT, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not “interested persons” of the Funds (as defined by the 1940 Act) (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of the Adviser, or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the “Distributor”). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all Funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex. As of December 31, 2007, the John Hancock fund complex consisted of 277 funds (including separate series of series mutual funds): JHF II (85 funds); JHT (122 funds); and 70 other John Hancock funds (the “John Hancock Fund Complex” or “Fund Complex”).
Independent Trustees

			NUMBER OF FUNDS IN
			FUND COMPLEX
NAME, ADDRESS	POSITION	PRINCIPAL OCCUPATION(S) AND OTHER	OVERSEEN BY
AND BIRTH YEAR	WITH JHT (1)	DIRECTORSHIPS DURING PAST FIVE YEARS	TRUSTEE
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (Marine Transport). Trustee of John Hancock Funds II (since 2005); Former Trustee of John Hancock Funds III (2005 to 2006).	207

Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)	Consultant (financial, accounting and auditing matters (since 1999); Certified Public Accountant; Partner, Arthur Andersen (prior to 1999). Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).	207

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005) (2)	Trustee of John Hancock Funds II (since 2005); Former Trustee of John Hancock Funds III (2005 to 2006). Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to June 2007); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston (1982 to 1998).	207

		Trustee of John Hancock Funds II (since 2005); Former Trustee of John Hancock Funds III (2005 to 2006).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005) (2)	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005); Former Trustee of John Hancock Funds III (2005 to 2006); Trustee of Phoenix Edge Series Fund (since 2008).	207

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Trustee (since 2004)	Managing Director, Wydown Group (financial consulting firm)(since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997 —	207

			NUMBER OF FUNDS IN
			FUND COMPLEX
NAME, ADDRESS	POSITION	PRINCIPAL OCCUPATION(S) AND OTHER	OVERSEEN BY
AND BIRTH YEAR	WITH JHT (1)	DIRECTORSHIPS DURING PAST FIVE YEARS	TRUSTEE
		2006). Director of the following publicly traded companies:

		Stifel Financial (since 1996); Investor Financial Services Corporation (1995 to 2007); Investors Bank and Trust (since 1995); and Connecticut River Bancorp, Director (since 1998).

		Trustee of John Hancock Funds II (since 2005); Former Trustee of John Hancock Funds III (2005 to 2006); Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)(3)	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999.)	122

(1)	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2)	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I. Its separate series were combined with corresponding Funds of JHT on April 29, 2005.

(3)	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. Its separate series were combined with corresponding Funds of JHT on December 31, 1996.
Interested Trustees

			NUMBER OF FUNDS IN
		PRINCIPAL OCCUPATION(S) AND OTHER	FUND COMPLEX
NAME, ADDRESS AND	POSITION WITH	DIRECTORSHIPS DURING PAST FIVE	OVERSEEN BY
BIRTH YEAR	JHT (1)	YEARS	TRUSTEE
James R. Boyle (2) 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)	Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June, 2004); President U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (prior to 2004).	277

John D. Richardson (2)(3) 601 Congress Street Boston, MA 02210 Born: 1938	Trustee Emeritus (since December 2006); Trustee (prior to December 2006)	Trustee of JHT prior to December 14, 2006. Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March, 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.	207

		Director of BNS Split Corp and BNS Split Corp II, each of which is a publicly traded company listed on the Toronto Stock Exchange (2005 to 2007).

(1)	Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2)	The Trustee is an “interested person” (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

(3)	Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a Trustee Emeritus.

Principal Officers who are not Trustees

NUMBER OF FUNDS
IN FUND COMPLEX
NAME, ADDRESS AND	POSITION(S) HELD	PRINCIPAL OCCUPATION(S) AND OTHER	OVERSEEN BY
BIRTH YEAR	WITH JHT	DIRECTORSHIPS DURING PAST 5 YEARS	TRUSTEE
Keith F. Hartstein (1) 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)	Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, John Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds II, John Hancock Funds III, and John Hancock Trust; Director, Chairman and President, NM Capital Management, Inc. (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005-2006); Executive Vice President, John Hancock Funds, LLC (until 2005).	N/A

John G. Vrysen (1) 601 Congress Street Boston, MA 02210 Born: 1955	Chief Operating Officer (since 2007) Chief Financial Officer (2005-2007)	Senior Vice President Manulife Financial Corporation (since 2006), Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.	N/A

Francis V. Knox, Jr. (1) 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)	Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005); Chief Compliance Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).	N/A

Gordon M. Shone (1) 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Treasurer, John Hancock Funds (since 2006); John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003-2005); Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President, John Hancock Investment Management Services, Inc. and John Hancock Advisers, LLC (since 2006), The Manufacturers Life Insurance Company (U.S.A.) (1998 to 2000).	N/A

Thomas M. Kinzler (1) 601 Congress Street Boston, MA 02110 Born: 1955	Chief Legal Officer (since 2006)	Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004-2006).	N/A

NUMBER OF FUNDS
IN FUND COMPLEX
NAME, ADDRESS AND	POSITION(S) HELD	PRINCIPAL OCCUPATION(S) AND OTHER	OVERSEEN BY
BIRTH YEAR	WITH JHT	DIRECTORSHIPS DURING PAST 5 YEARS	TRUSTEE
John D. Danello (1) 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2005)	Vice President/Chief Counsel, US Wealth Management, John Hancock Financial Services, Inc., February 2005 to present. Vice	N/A

Charles A. Rizzo (1) Born: 1959	Chief Financial Officer (since 2007)	President/Chief Counsel, Life Insurance & Asset Management, Allmerica Financial Corporation, Inc., 2001 to February 2005. Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (June 2007-Present); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005-June 2007); Vice President, Goldman Sachs (2005-June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003-2005); Director, Tax and Financial Reporting, Deutsche Asset Management (2002-2003); Vice President and Treasurer, Deutsche Global Fund Services (1999-2002).	N/A

(1)	Affiliated with the Adviser.
Duties and Compensation of Trustees
JHT is organized as a Massachusetts business trust. Under JHT’s Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing the day-to-day affairs of JHT.
The Board of Trustees met five times during JHT’s last fiscal year. The Board has a standing Audit Committee composed solely of Independent Trustees (Peter S. Burgess, Charles L. Bardelis and James M. Oates). The Audit Committee met four times during JHT’s last fiscal year to review the internal and external accounting and auditing procedures of JHT and, among other things, to consider the selection of an independent registered public accounting firm for JHT, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on their independence.
The Board of Trustees also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in JHT. Nominations should be forwarded to the attention of the Secretary of JHT at 601 Congress Street, Boston, MA 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 in order to be considered by the Nominating Committee.
The Board of Trustees also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHT. The Compliance Committee is composed solely of Independent Trustees (Elizabeth G. Cook, Hassell H. McClellan and David Rolwing) (the Interested Trustees may serve as ex-officio members). The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Funds. Each Investment Committee is composed solely of Independent Trustees (Investment Committee A: Elizabeth G. Cook and James M. Oates; Investment Committee B: Charles L. Bardelis and David Rolwing; Investment Committee C: Hassell H. McClellan and Peter S. Burgess (with the Interested Trustee and the President of JHT serving as an ex-officio member in certain cases). Each Investment Committee met five times during the last fiscal year.
JHT pays fees only to its Independent Trustees. Effective September 1, 2007, the Independent Trustees receive an annual retainer of $100,000 and a fee of $14,000 for each meeting of the Trustees that they attend in person. The Chairman of the Board of Trustees receives an additional $60,000 annual retainer. The Chairman of the Audit Committee receives $10,000 as an annual retainer. The Chairman of the Compliance Committee receives $7,500 as an annual retainer. Trustees are reimbursed for travel and other out-of-pocket expenses.

Compensation Table (1)

		TOTAL COMPENSATION
	AGGREGATE	FROM JOHN HANCOCK
	COMPENSATION FROM JHT	FUND COMPLEX FOR
	FISCAL YEAR ENDED	FISCAL YEAR ENDED
NAMES OF TRUSTEE	DECEMBER 31, 2007	DECEMBER 31, 2007
Independent Trustees:
Charles L. Bardelis	$161,000	$216,000
Peter S. Burgess	$171,000	$228,500
Elizabeth Cook	$168,500	$224,750
Hassell H. McClellan	$161,000	$216,000
James M. Oates	$221,000	$296,000
F. David Rolwing	$161,000	$161,000
Interested Trustees:
James R. Boyle	$0	$0

(1)	Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.
Trustee Ownership of Funds
The table below lists the amount of securities of each JHT Fund beneficially owned by each Trustee as of December 31, 2007 (excluding those Funds that had not yet commenced operations on December 31, 2007). For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:
A — $0
B — $1 up to and including $10,000
C — $10,001 up to and including $50,000
D — $50,001 up to and including $100,000
E — $100,001 or more

	CHARLES L.	PETER S.	ELIZABETH	HASSELL H.	JAMES M.	F. DAVID	JAMES R.
FUNDS*	BARDELIS	BURGESS	G. COOK	MCCLELLAN	OATES	ROLWING	BOYLE
BlackRock Global Allocation	A	A	A	A	A	A	A
Total — John Hancock Fund Complex**	E	E	E	E	E	E	C

*	Only Funds owned by a Trustee are listed.

**	Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of JHF II, which is within the same family of investment companies as JHT.

INVESTMENT MANAGEMENT ARRANGEMENTS
      The Fund is a feeder fund and as such does not have an investment adviser. For information regarding the investment adviser to the Master Fund see the Master Fund statement of additional information which is delivered together with this SAI.
DISTRIBUTOR; RULE 12B-1 PLANS OF THE FUNDS
John Hancock Distributors, LLC, located at 601 Congress Street, Boston, MA 02210, is the distributor and principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments described below, the Distributor does not receive compensation from JHT.
The Board has approved Rule 12b-1 Plans (the “Plans”) for Series I and Series II shares of each Fund. The purpose of each Plan is to encourage the growth and retention of assets of the series of each Fund subject to the Plan.
•	Series I shares of each Fund are subject to a Rule 12b-1 fee of .25% of Series I share average daily net assets (of which 0.25% of the Series I Rule 12b-1 fee is a “service fee” as defined in Rule 2830(b)(9) of the Conduct Rules of the National Association of Securities Dealers, Inc (“NASD”)). Each Fund invests in Class I shares of its corresponding Master Fund, which do not pay a Rule 12b-1 fee.

•	Series II Shares of each fund are subject to a Rule 12b-1 fee of .45% of Series II share average daily net assets all of which is a “service fee” as defined in Rule 2830(b)(9) of the Conduct Rules of the NASD). Each Fund invests in Class I shares of its corresponding Master Fund, which do not pay a Rule 12b-1 fee.
PORTFOLIO BROKERAGE
For information regarding portfolio brokerage of the Master Fund see the Master Fund statement of additional information which is delivered together with this statement of additional information.
PURCHASE AND REDEMPTION OF SHARES
JHT will redeem all full and fractional portfolio shares for cash at the net asset value per share of each Fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:
•	trading on the New York Stock Exchange is restricted, as determined by the SEC, or such exchange is closed for other than weekends and holidays;
•	an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT to fairly determine the value of its net assets; or
•	the SEC by order so permits for the protection of security holders of JHT.
DETERMINATION OF NET ASSET VALUE OF THE MASTER FUND

For information regarding the determination of net asset value of the Master Fund see the Master Fund statement of additional information which is delivered together with this SAI.
POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees of JHT has adopted the Policy Regarding Disclosure of Portfolio Holdings to protect the interests of the shareholders of JHT and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a Fund’s subadvisers, principal underwriter or affiliated persons of a Fund’s Adviser or principal underwriter. JHT’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHT applies its policy uniformly to all, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and to all third party service providers and rating agencies.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a Fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHT, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHT’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (NAVs, daily); Standard & Poor’s (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHT. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.
The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.
When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHT, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHT’s shareholders.
The receipt of compensation by a Fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

JHT Portfolio Holdings Currently Posted on a Website. Each of the Funds of Funds invests in shares of other Funds. The holdings of each Fund of Funds in other Funds will be posted to the website listed below within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a Fund of Fund. In addition, the ten largest holdings of each Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT’s Form N-CSR and Form N-Q will contain each Fund’s entire portfolio holdings as of the applicable calendar quarter end.
http://www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx
SHAREHOLDERS OF JHT
JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with MFC.
Control Persons. As of September 1, 2008, no one was considered a control person of any of the portfolios of JHT. A control person is one who has beneficial ownership of more than 25% of the voting securities of a portfolio or who acknowledges or asserts having or is adjudicated to have control of a portfolio.
Shareholders. As of September 1, 2008, the JHT Shareholders are as follows:
(a)	the insurance companies affiliated with MFC discussed below under “Principal Holders” (the “Manulife Insurance Companies”). (Each insurance company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts),

(b)	the Lifestyle Trusts, the Franklin Templeton Founding Allocation Trust, the Index Allocation Trust and the Absolute Return Trust, each of which invests in and holds of record shares of underlying JHT portfolios. (These portfolios are not shareholders of any of JHT Feeder Funds.)
JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be JHT Shareholders.
Entities Eligible to Be JHT Shareholders. In order to reflect the conditions of Section 817(h) and other provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:
(a)	separate accounts of the Manulife Insurance Companies and other insurance companies;

(b)	the Manulife Insurance Companies and certain of their affiliates; and

(c)	any trustee of a qualified pension or retirement plan.
Voting of Shares by the Insurance Companies and JHT. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any JHT shareholders’ meeting. These companies will vote all shares of the portfolios of JHT issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act (“Contract Owner Instructions”). In addition, JHT will vote all shares of the portfolios issued to the Lifestyle Trusts, the Index Allocation Trust and the Absolute Return Trust in proportion to Contract Owner Instructions.
Mixed Funding. Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, JHT’s Board of Trustees will monitor events in order to identify any material irreconcilable conflicts, which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT.
Principal Holders. As of September 1, 2008, four of the Manulife Insurance Companies — John Hancock Life Insurance Company (USA (“JHLICO (USA)”), John Hancock Life Insurance Company of New York (“JHLICO New York”), John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) — owned of record all of the outstanding Series I and II shares of each Fund.
Trustees and officers of JHT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of the JHT Feeder Fund.
HISTORY AND ORGANIZATION OF JHT
JHT Name Change. Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.
Organization of JHT. JHT was originally organized on August 3, 1984 as “NASL Series Fund, Inc.” (the “Fund”), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHT assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund’s separate portfolios were assumed by the corresponding portfolios of JHT.
Classification. JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios described in this SAI is diversified for purposes of the 1940 Act.
Powers of the Trustees of JHT. Under Massachusetts law and JHT’s Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:
•	Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

•	Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

•	Issue additional series of shares or separate classes of existing series of shares;

•	Approve mergers of series (to the extent consistent with applicable laws and regulations); and

•	Designate a class of shares of a series as a separate series.
Shares of JHT. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under “Purchase and Redemption of Shares.”
Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities that are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.
Shareholder Voting. Shareholders of each portfolio of JHT are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT’s shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.
Shareholder Liability. Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES
The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.
Since the Funds’ shareholders are principally (i) life insurance companies whose separate accounts invest in the Funds for purposes of funding variable annuity and variable life insurance contracts and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a Fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.
JHT believes that each Fund will qualify as a regulated investment company under Subchapter M of the Code. If any Fund does not qualify as a regulated investment company, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, no Fund will be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.
A Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
To qualify as a regulated investment company for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Internal Revenue Service has issued a revenue ruling that would cause certain income from certain commodities-linked derivatives in which certain Funds invest to not be considered qualifying income for purposes of the 90% test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.
A “qualified publicly traded partnership” is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies (“RIC-type income”). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a Fund from its investment in a qualified publicly traded partnership that invests in commodities or commodity-linked derivatives, and receives more than 10% of its gross income from such investments, will be income satisfying the regulated investment company 90% test. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a Fund investing in such partnership would not be income satisfying the regulated investment company 90% test for the Fund’s taxable year. In such event, the Fund could fail to qualify as a regulated investment company if its income that is not regulated investment company qualifying income exceeds 10% of its gross income for the taxable year. If a Fund failed to qualify as a regulated investment company, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the regulated investment company 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the Funds will comply with the requirements for qualification as regulated investment companies.
The Code was amended in 2004 to allow regulated investment companies to invest up to 25% of their assets in “qualified publicly traded partnerships” and to provide that the net income allocated to a regulated investment company investing in such partnerships would be qualifying income for purposes of the 90% gross income test. As described above, in order to maintain its status as a regulated investment company, a Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a regulated investment company is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year’s shortfall. A Fund investing in publicly traded partnerships might be required to recognize during its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the regulated investment company distribution requirements and would be taken into account for purposes of the 4% excise tax.
To qualify as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities of: (i) any one issuer (other than United States Government securities or the securities of other regulated investment companies); (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; or (iii) one or more qualified publicly traded partnerships.
Because JHT complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments;

and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.
A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.
Certain of the Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of the Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize during a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
Additional Tax Considerations. If a Fund failed to qualify as a regulated investment company, (i) owners of contracts based on the Fund would be treated as owning contract based solely on shares of the Fund (rather than on their proportionate share of the assets of such Fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.
Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund, please refer to the prospectus for the contract.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.
LEGAL AND REGULATORY MATTERS
On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the JHT funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

REPORTS TO SHAREHOLDERS
The financial statements of JHT at December 31, 2007, are incorporated herein by reference from JHT’s most recent Annual Report to Shareholders filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of JHT at December 31, 2007, including the related financial highlights, which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.
CUSTODIAN
State Street Bank and Trust Company, (“State Street”) 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.
CODE OF ETHICS
JHT, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHT.
PROXY VOTING POLICIES
The proxy voting policies of JHT and Capital Research Management, Inc. are set forth below. Information regarding how JHT voted proxies relating to portfolio securities during the most recent 12-moth period ended June 30 is available (1) without charge, upon request, by calling (800) 344-1029 (attention Gordon Shone) and (2) on the SEC’s website at http://www.sec.gov.

APPENDIX C
DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE JHT FEEDER FUND
Disclosure regarding the portfolio managers of the BlackRock Global Allocation Fund is set forth in the SAI of the Master Fund.
APPENDIX D
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
     John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
     The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
     The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
     When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•	Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•	The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

•	The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
     In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
     If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds

     The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
     The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
     The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
     i. these Procedures and all amendments hereto;
     ii. all proxy statements received regarding Fund portfolio securities;
     iii. records of all votes cast on behalf of a Fund;
     iv. records of all Fund requests for proxy voting information;
     v. any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;
     vi. all records relating to communications with the Funds regarding Conflicts; and
     vii. all minutes of meetings of Proxy Voting Committees.
Reporting to Fund Boards
     The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act.

     Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
     The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
     If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
     In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
     Adopted: December 2007

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
     The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
     Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
     It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
     Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
     With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
     In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
     1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
     In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2.	Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
     a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
     In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
     b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
     In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to             shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
     If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
     If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
     Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.
     Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
     The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
     The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
     The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
     The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
     Consistent with this delegation, each subadviser is responsible for the following:
     1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.
     2) Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.
     3) Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
     Adviser Responsibilities

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.
     The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
     1) Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.
     2) Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.
     3) Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
     The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:
     The proxy voting service’s proxy disclosure system will provide the following reporting features:
     1) multiple report export options;
     2) report customization by fund-account, portfolio manager, security, etc.; and
     3) account details available for vote auditing.
Form N-PX Preparation and Filing:
     The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

SCHEDULE A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

Proxy Voting Policies and Procedures
For BlackRock Advisors, LLC
And Its Affiliated SEC Registered Investment Advisers
September 30, 2006
Proxy Voting Policies and Procedures
These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.
When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,(3) whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).(4) When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.
Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

(1)	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2)	In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3)	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4)	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5)	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

I.Scope of Committee Responsibilities
The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)
The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.
The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues — such as approval of mergers and other significant corporate transactions — require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.
The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.
The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

(6)	Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

(7)	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8)	The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.
II. Special Circumstances
Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.
Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.
Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.
As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.
Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.
Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a

“BlackRock Client”).(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

(9)	The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

(10)	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.
1. The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and
1. if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.
III. Voting Guidelines
The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.
A. Boards of Directors
These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant. The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION

A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who
•	have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•	voted to implement or renew a “dead-hand” poison pill

•	ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•	failed to act on takeover offers where the majority of the shareholders have tendered their shares

•	are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•	on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•	sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for
•	auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•	auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•	on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.
The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive. The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.
The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name
F. Corporate Meetings
These are routine proposals relating to various requests regarding the formalities of corporate meetings. The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings
G. Investment Companies
These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders. The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who
•	have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•	ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•	are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•	on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies
H. Environmental and Social Issues
These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.
The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2	AGAINST proposals seeking to have companies provide non- required reports on:
•	environmental liabilities;

•	bank lending policies;

•	corporate political contributions or activities;

•	alcohol advertising and efforts to discourage drinking by minors;

•	costs and risk of doing business in any individual country;

•	involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles
Notice to Clients
BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.
BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.
These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without

PART C
OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Agreement and Declaration of Trust dated September 29, 1988 — previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(2)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the “Convertible Securities Trust” to the “U.S. Government Bond Trust” dated May 1, 1989 — previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(3)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 — previously filed as exhibit (1)(c) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(4)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 — previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(5)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the “Bond Trust” to the “Investment Quality Bond Trust” dated April 16, 1991 — previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(6)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the “U.S. Government Bond Trust” to the “U.S. Government Securities Trust” dated June 14, 1991 — previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(7)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth, Growth and Strategic Income Trusts dated August 7, 1992 — previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(8)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the “Strategic Income Trust” to the “Strategic Bond Trust” and the Series of Shares known as the “Growth Trust” to the “Value Equity Trust” dated April 4, 1993 — previously filed as exhibit (1)(h) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(9)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 — previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(10)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 — previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(11)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 — previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(12)	Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 — previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.

1

(a)(13)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest — Value, High Yield, International Stock, Science & Technology, Balanced, Worldwide Growth, Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond, Equity Index, Common Stock, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820, Lifestyle Aggressive 1000 Trusts; Redesignation of the Series of Shares known as the “Pasadena Growth Trust” to the “Blue Chip Growth Trust” dated October 1, 1996; and Form of Redesignation of the Series of Shares known as the “Value Equity Trust” to the “Equity-Income Trust” — previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 19, 1996.

(a)(14)	Establishment and Designation of Additional Series of Shares of Beneficial Interest — Small Company Value Trust dated September 30, 1997 — previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.

(a)(15)	Amendment to the Agreement and Declaration of Trust (name change of Trust) dated October 1, 1997 — previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.

(a)(16)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock Trusts — previously filed as exhibit (a)(15) to post effective amendment no. 41 filed on March 1, 1999.

(a)(17)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Dynamic Growth, Internet Technologies, Tactical Allocation, 500 Index, Mid Cap Index, Small Cap Index, Total Stock Market Index and International Index Trusts — previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(a)(18)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Capital Appreciation Trust — previously filed as exhibit (a)(18) to post effective amendment no. 43 filed on August 17, 2000.

(a)(19)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 — previously filed as exhibit (a) (19) to post effective amendment no. 45 filed on February 9, 2001.

(a)(20)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 — previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.

(a)(21)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust — previously filed as exhibit (a)(21) to post effective amendment no. 58 filed on May 9, 2003.

(a)(22)	Form of Establishment and Designation of Additional Class of Shares — previously filed as exhibit (a)(22) to post effective amendment no. 56 filed on February 14, 2003.

(a)(23)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 — previously filed as exhibit (a)(23) to post effective amendment no. 57 filed on April 22, 2003.

(a)(24)	Form of Redesignation of Name for Certain Portfolios — previously filed as exhibit (a)(24) to post effective amendment no. 57 filed on April 22, 2003.

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(a)(25)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (Great Companies — America) — previously filed as exhibit (a)(25) to post effective amendment no. 59 filed on May 13, 2003.

(a)(26)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (additional Lifestyle Trusts and additional new portfolios for May 1, 2004) — previously filed as exhibit (a)(26) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(a)(27)	Form of Redesignation of Name for Lifestyle Trusts — previously filed as exhibit (a)(27) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(a)(28)	Form of Establishment and Designation of Additional Series of Shares — previously filed as exhibit (a)(28) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(29)	Form of Establishment and Designation of Additional Class of Shares — NAV shares — previously filed as exhibit (a)(29) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(30)	Form of Establishment and Designation of Additional Class of Shares — Series IIIA shares — previously filed as exhibit (a)(29) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(31)	Form of Redesignation of Name of Trust — previously filed as exhibit (a)(30) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(32)	Form of Establishment and Designation of Additional Series of Shares — previously filed as exhibit (a)(31) to post effective amendment no. 63 filed on February 11, 2005, accession number 0000950135-05-000620.

(a)(33)	Form of Establishment and Designation of Additional Series of Shares (American Bond Trust) — previously filed as exhibit (a)(32) to post effective amendment no. 66 filed on May 5, 2005, accession number 0000950135-05-002554.

(a)(34)	Form of Establishment and Designation of Additional Series of Shares — previously filed as exhibit (a)(33) to post effective amendment no. 66 filed on May 5, 2005, accession number 0000950135-05-002554.

(a)(35)	Form of Establishment and Designation of Additional Series of Shares — previously filed as exhibit (a)(34) to post effective amendment no. 68 filed on November 17, 2005, accession number 0000950135-05-006557.

(a)(36)	Form of Establishment and Designation of Additional Series of Shares — previously filed as exhibit (a)(35) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(37)	Form of Redesignation of Names of Portfolios (Lifestyle Trusts, Growth & Income Trust and Growth & Income Trust II) — previously filed as exhibit (a)(36) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(38)	Form of Declaration of Trust Amendment — Designation of Class as a separate series — previously filed as exhibit (a)(37) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

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(a)(39)	Form of Declaration of Trust Amendment — Reorganization — previously filed as exhibit (a)(38) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(40)	Redesignation of Names of Portfolios (Lifestyle Trusts, Growth & Income Trust, Growth & Income Trust II and International Stock Trust), dated April 28, 2006 — previously filed as exhibit (a) (40) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(41)	Declaration of Trust Amendment — Termination of Series of the Large Cap Growth Trust dated May 2, 2006 — previously filed as exhibit (a) (41) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(42)	Establishment and Designation of Additional Series of Shares of Beneficial Interest of the International Small Company Trust, Real Estate Equity Trust, Mid Cap Value Equity Trust, Global Real Estate Trust, Absolute Return Trust and the High Income Trust, dated April 28, 2006 — previously filed as exhibit (1) (42) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(43)	Establishment and Designation of Additional Series of Shares of Beneficial Interest of the Index Allocation Trust dated January 30, 2006 — previously filed as exhibit (a) (43) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(44)	Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for portfolios to be added to Trust effective April 30, 2007 — previously filed as exhibit (a)(44) to post effective amendment no. 73 filed on April 20, 2007, accession number 0000950135-07-002355.

(a)(45)	Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest — previously filed as exhibit (a)(45) to post effective amendment no. 73 filed on April 20, 2007, accession number 0000950135-07-002355.

(a)(46)	Declaration of Trust Amendment — Termination of Series III and Series IIIA Shares of the Lifestyle Trusts dated September 29, 2006 — previously filed as exhibit (a) (45) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(47)	Declaration of Trust Amendment — Termination of Mid Cap Core Trust and Strategic Value Trust, dated December 5, 2006 — previously filed as exhibit (a) (46) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(48)	Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest of the American Fundamental Holdings Trust and the American Global Diversification Trust — previously filed as exhibit (a)(48) to post effective amendment no. 74 filed on July 31, 2007, accession number 0001010521-07-000552.

(b)(1)	By-laws of the Trust — previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

(b)(2)	By-laws of the Trust, dated June 30, 2006 — previously filed as exhibit (b) (2) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(b)(3)	Amendment dated December 13, 2006 to the By-laws of the Trust, dated June 30, 2006 — previously filed as exhibit (b) (3) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

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(c)	Form of Specimen Share Certificate — previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

(d)(1)	Amended and Restated Advisory Agreement between the Trust and the Adviser — previously filed as exhibit (d)(1) to post-effective amendment no. 41 filed March 1, 1999.

(d)(1)(A)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser — previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(d)(1)(B)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the Capital Appreciation Trust — previously filed as exhibit (d)(1)(b) to post effective amendment no. 43 filed on August 17, 2000.

(d)(1)(C)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the new portfolios to be added April 30, 2001 — previously filed as exhibit (d) (1) (C) to post effective amendment no. 45 filed on February 9, 2001.

(d)(1)(D)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the new portfolios to be added July 16, 2001 — previously filed as exhibit (d)(1) (C) to post effective amendment no. 47 filed on May 1, 2001.

(d)(1)(E)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the portfolios to be added May 1, 2003 — previously filed as exhibit (d)(1)(D) to post effective amendment no. 57 filed on April 22, 2003.

(d)(1)(F)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding Lifestyle Trusts and other portfolios to be added May 1, 2004. — previously filed as exhibit (d)(1)(E) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(1)(G)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio — previously filed as exhibit (d)(1)(E) to post effective amendment no. 67 filed on July 14, 2005, accession number 0000950135-05-003915.

(d)(1)(H)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio — previously filed as Exhibit (d)(1)(G) to Post-Effective Amendment No. 68 filed on November 17, 2005, accession number 0000950135-05-006557.

(d)(1)(I)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding changes to the calculation of the advisory fee — previously filed as exhibit (d)(1)(F) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(1)(J)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolios — previously filed as exhibit (d)(1)(G) to post effective amendment no. 70 filed on April 26, 2006, accession number 0000950135-06-002682.

(d)(1)(K)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated April 28, 2006 regarding the U.S. Government Securities Trust, Strategic Bond Trust, High Yield Trust, International Opportunities Trust, All Cap Growth Trust, Capital Appreciation Trust, Emerging Small Company Trust, International Small Company Trust, Mid Cap Value Equity Trust, Absolute Return Trust, Real Estate Equity Trust, Global Real Estate Trust and High Income Trust — previously filed as exhibit (d) (1) (K) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

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(d)(1)(L)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated October 2, 2006 regarding the Absolute Return Trust — previously filed as exhibit (d) (1) (L) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(M)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 1, 2006 regarding the Large Cap Value Trust — previously filed as exhibit (d) (1) (M) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(N)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 19, 2006 regarding the Strategic Opportunities Trust and the Large Cap Trust. — previously filed as exhibit (d) (1) (N) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(O)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated April 30, 2007 regarding the Small Cap Intrinsic Value Trust, Franklin Templeton Founding Allocation Trust, Income Trust, Mutual Shares Trust, Mid Cap Intersection Trust and the Emerging Markets Value Trust — previously filed as exhibit (d)(1)(O) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(1)(P)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated June 29, 2007, regarding the Real Return Bond Trust — previously filed as exhibit (d)(1)(P) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(1)(Q)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated July 1, 2007, regarding the All Cap Growth Trust — previously filed as exhibit (d)(1)(Q) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(1)(R)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated October 29, 2007, regarding the American Fundamental Holdings Trust and the American Global Diversification Trust — previously filed as exhibit (d)(1)(R) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(1)(S)	Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 26, 2007, regarding the Floating Rate Income, Global Asset Allocation, Lifecycle 2010, Lifecycle 2015, Lifecycle 2020, Lifecycle 2025, Lifecycle 2030, Lifecycle 2035, Lifecycle 2040, Lifecycle 2045, Lifecycle 2050, Lifecycle Retirement Portfolios — previously filed as exhibit (d)(1)(S) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(1)(T)	Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated April 28, 2008 relating to Growth Equity Trust, Disciplined Diversification Trust, and Capital Appreciation Value Trust — previously filed as exhibit (d)(85) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(1)(U)	Amendment to Amended and Restated Advisory Agreement between John Hancock Trust and John Hancock Investment Management Services, LLC, dated April 25, 2008 relating to Quantitative All Cap Trust — previously filed as exhibit (d)(1)(U) to post effective amendment no. 79 on April 16, 2008 accession # 0000950135-08-002555.

(d)(1)(V)	Form Amendment to Amended and Restated Advisory Agreement between John Hancock Trust and John Hancock Investment Management Services, LLC, dated April

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28, 2008 — previously filed as exhibit (d)(1)(U) to post effective amendment no. 80 on April 24, 2008 accession # 0000950135-08-002814.

(d)(1)(W)	Form of Amendment to Amended and Restated Advisory Agreement between John Hancock Trust and John Hancock Investment Management Services, LLC, dated April 28, 2008 relating to BlackRock Global Allocation Trust, Smaller Company Growth Trust and Alpha Opportunities Trust — FILED HEREWITH.

(d)(2)	Form of Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust — previously filed as exhibit (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.

(d)(3)	Form of Subadvisory Agreement between the Adviser and Rowe Price-Fleming International, Inc. adding the International Stock Trust — previously filed as exhibit (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

(d)(4)	Form of Amendment to Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts — previously filed as exhibit (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(4)(a)	Form of Amendment to Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation regarding the Lifestyle Trusts — previously filed as exhibit (d)(11)(a) to post effective amendment no. 42 filed on March 1, 2000.

(d)(4)(b)	Form of Subadvisory Consulting Agreement between Manufacturers Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts — previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(d)(5)	Subadvisory Agreement between the Adviser and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts — previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(6)	Subadvisory Agreement between the Adviser and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust — previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(7)	Subadvisory Agreement Between the Adviser and Salomon Brothers Asset Management Inc dated November 28, 1997 — previously filed as exhibit (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

(d)(8)	Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited dated November 28, 1997 — previously filed as exhibit (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.

(d)(9)	Subadvisory Agreement between the Adviser and Founders Asset Management LLC dated April 1, 1998 — previously filed as exhibit (5)(b)(vi) to post effective amendment no. 40 filed April 30, 1998.

(d)(10)	Form of Subadvisory Agreement between the Adviser and T. Rowe Price Associates, Inc. — previously filed as exhibit (d)(8) to post-effective amendment no. 41 filed March 1, 1999.

(d)(11)	Form of Subadvisory Agreement between the Adviser and Wellington Management Company LLP — previously filed as exhibit (d)(2) to post effective amendment no. 41 filed March 1, 1999.

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(d)(12)	Form of Subadvisory Agreement between the Adviser and A I M Capital Management, Inc. — previously filed as exhibit (d)(16) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(13)	Form of Subadvisory Agreement between the Adviser and AXA Rosenberg Investment Management LLC — previously filed as exhibit (d)(15) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(14)	Form of Subadvisory Agreement between the Adviser and Capital Guardian Trust Company — previously filed as exhibit (d)(17) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(15)	Form of Subadvisory Agreement between the Adviser and Fidelity Management Trust Company — previously filed as exhibit (d)(14) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(16)	Form of Subadvisory Agreement between the Adviser and Franklin Advisers, Inc. — previously filed as exhibit (d)(18) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(17)	Form of Subadvisory Agreement between the Adviser and Pacific Investment Management Company — previously filed as exhibit (d)(19) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(18)	Form of Subadvisory Agreement between the Adviser and State Street Global Advisors — previously filed as exhibit (d)(20) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(19)	Form of Subadvisory Agreement between the Adviser and Templeton Investment Counsel, Inc — previously filed as exhibit (d)(21) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(20)	Form of Subadvisory Agreement between the Adviser and Jennison Associates LLC — previously filed as exhibit (d)(20) to post-effective amendment no. 43 filed on August 17, 2000.

(d)(21)	Form of Subadvisory Agreement between the Adviser and (a) Cohen and Steers, (b) Dreyfus, (c) MFS, (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam, (h) FMR and (i) SSgA Funds Management (2 agreements) — previously filed as exhibit (d)(2) to post-effective amendment no. 46 filed on April 12, 2001.

(d)(22)	Form of Subadvisory Agreement between the Adviser and (a) Allegiance Capital, (b) Kayne Anderson, (c) Lazard Asset Management, (d) Navellier Management, (e) Rorer Asset Management, (f) Roxbury Capital Management — previously filed as exhibit (d) (22) to post effective amendment no. 47 filed on May 1, 2001.

(d)(23)	Form of Subadvisory Agreement Amendment between Manufacturers Securities Services, LLC and (a) AIM, (b) Capital Guardian, (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g) Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds Management, (l) T. Rowe Price — previously filed as exhibit (d)(23) to post-effective amendment no. 48 filed on March 1, 2002.

(d)(24)	Form of Subadvisory Agreement between the Adviser and (a) American Century, (b) Legg Mason, (c) Pzena, (d) Sustainable Growth Advisors — previously filed as exhibit (a)(28) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

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(d)(25)	Form of Subadvisory Agreement — Fund Asset Management, L.P. — previously filed as exhibit (d)(25) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(26)	Form of Amendment No. 1 to Subadvisory Consulting Agreement — Deutsche Asset Management — previously filed as exhibit (d)(27) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(27)	Form of Subadvisory Agreement — Great Companies, LLC — previously filed as exhibit (d)(24) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(28)	Form of Amendment No. 1 to Subadvisory Agreement — MFC Global Asset Management (U.S.A.) — previously filed as exhibit (d)(26) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(29)	Form of Subadvisory Agreement between the Adviser and (a) SSgA Funds Management, Inc., (b) Declaration Management & Research LLC and (c) Independence Investment LLC — previously filed as exhibit (a) (29) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(d)(30)	Form of Subadvisory Agreement between the Adviser and (a) Marsico Capital Management, LLC and (b) Wells Fargo Fund Management, LLC — previously filed as exhibit (d)(31) to post effective amendment no. 63 filed on February 11, 2005, accession number 0000950135-05-000620.

(d)(31)	Form of Subadvisory Agreement between the Adviser and United States Trust Company — previously filed as exhibit (d)(32) to post effective amendment no. 67 filed on July 14, 2005, accession number 0000950135-05-003915.

(d)(32)	Form of Subadvisory Agreement between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC — previously filed as exhibit (d)(33) to post effective amendment no. 67 filed on July 14, 2005, accession number 0000950135-05-003915.

(d)(33)	Form of amendment to subadvisory agreement for the following subadvisers: (a) AIM, (b) American Century, (c) Davis, (d) Declaration, (e) DeAM Lifestyle, (f) DeAM nonLifestyle, (g) Franklin, (h) GMO, (i) Independence, (ii) John Hancock, (j) Jennison, (k) Legg Mason, (l) Lord Abbet, (m) Fund Asset Management, (n) MFC Global, (o) Marsico, (p) MFS, (q) Morgan Stanley, (u) Munder, (r) Sustainable Growth, (s) T. Rowe, (t) Templeton, (w) Templeton Global, (x) UBS, (y) Wellington, (z) Wells Capital. — previously filed as exhibit (d)(33) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(34)	Form of subadvisory agreement for the following subadvisers: (a) Dimensional Fund Advisers, (b) Riversource Investments, (c) Sovereign Asset Management, (d) RCM Capital Management and (e) Western Asset Management — previously filed as exhibit (d)(38) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(35)	Form of Subadvisory Agreement: Salomon Brothers Asset Management — previously filed as exhibit (d)(36) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(36)	Form of assignment of John Hancock Advisers Subadvisory Agreement to Sovereign Asset Management — previously filed as exhibit (d)(37) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

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(d)(37)	Form of Subadvisory and assignment of Subadvisory Agreement to UST Advisers — previously filed as exhibit (d)(35) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(38)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and CAM North America, LLC dated December 1, 2006 — previously filed as exhibit (d) (39) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(39)	Sub-Subadvisory Agreement between Deutsche Asset Management (Hong Kong) Limited and RREEF America, L.L.C. dated April 28, 2006 — previously filed as exhibit (d) (40) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(40)	Sub-Subadvisory Agreement between Deutsche Asset Management International GMBH and RREEF America, L.L.C. dated April 28, 2006 — previously filed as exhibit (d) (41) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(41)	Sub-Subadvisory Agreement between Deutsche Investments Australia Limited and RREEF America, L.L.C. dated April 28, 2006 — previously filed as exhibit (d) (42) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(42)	Sub-Subadvisory Agreement between John Hancock Investment Management Services, LLC and RREEF America L.L.C. dated April 28, 2006 — previously filed as exhibit (d) (47) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(43)	Sub-Subadvisory Agreement between John Hancock Investment Management Services, LLC and RREEF Global Advisers Limited dated April 28, 2006 — previously filed as exhibit (d) (48) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(44)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc. dated April 28, 2006 — previously filed as exhibit (d) (43) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(45)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and Munder Capital Management, LLC dated December 29, 2006 — previously filed as exhibit (d) (44) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(46)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and RCM Capital Management LLC dated April 28, 2006 — previously filed as exhibit (d) (45) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(47)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and RiverSource Investments, LLC dated April 28, 2006 — previously filed as exhibit (d) (46) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(48)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and Western Asset Management Company dated April 28, 2006 — previously filed as exhibit (d) (49) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

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(d)(49)	Sub-Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited dated April 28, 2006 — previously filed as exhibit (d) (50) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(50)	Subadvisory Agreements dated April 30, 2007 between John Hancock Investment Management Services, LLC and (a) Franklin Advisers and (b) Franklin Mutual Advisers relating to Income Trust and Mutual Shares Trust, respectively — previously filed as exhibit (d)(50) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(51)	Amendment to Subadvisory Agreement dated January 28, 1999 relating to All Cap Growth Trust between John Hancock Investment Management Services, LLC and A I M Capital Management, Inc. dated April 28, 2006 — previously filed as exhibit (d) (52) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(52)	Amendment to Subadvisory Agreement dated January 28, 1999 relating to Mid Cap Core Trust between John Hancock Investment Management Services, LLC and A I M Capital Management, Inc. dated June 30, 2006 — previously filed as exhibit (d) (53) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(53)	Amendment to Subadvisory Agreement dated May 1, 2004 relating to Vista Trust between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc. dated June 30, 2006 — previously filed as exhibit (d) (54) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(54)	Amendment to Subadvisory Agreement dated September 30, 2006 relating to Large Cap Value Trust between John Hancock Investment Management Services, LLC and BlackRock Investment Management, LLC dated December 1, 2006 — previously filed as exhibit (d) (55) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(55)	Amendment to Subadvisory Agreement dated January 25, 1999 relating to the Overseas Equity and U.S. Large Cap Trusts between John Hancock Investment Management Services, LLC and Capital Guardian Trust Company dated June 30, 2006 — previously filed as exhibit (d) (56) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(56)	Amendment to Subadvisory Agreement dated November 23, 2005 relating to Global Real Estate Trust between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. dated April 28, 2006 — previously filed as exhibit (d) (57) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(57)	Amendment to Subadvisory Agreement dated January 29, 1999 relating to Dynamic Growth Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP dated December 14, 2007 — previously filed as exhibit (d)(57) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(58)	Amendment to Subadvisory Agreement dated May 1, 2003 relating to Large Cap Value Trust between John Hancock Investment Management Services, LLC and Fund Asset Management, L.P. dated June 1, 2006 — previously filed as exhibit (d) (59) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

11

(d)(59)	Amendment to Subadvisory Agreement dated November 1, 2001 relating to Capital Appreciation Trust between John Hancock Investment Management Services, LLC and Jennison Associates LLC dated April 28, 2006 — previously filed as exhibit (d) (60) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(60)	Amendment to Subadvisory Agreement dated March 22, 2005 relating to International Opportunities Trust between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC dated April 28, 2006 — previously filed as exhibit (d) (61) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(61)	Amendment to Subadvisory Agreement dated April 30, 2001 relating to Utilities Trust between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company dated June 30, 2006 — previously filed as exhibit (d) (62) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(62)	Amendment to Subadvisory Agreement dated May 1, 2003 relating to Absolute Return Trust between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited dated April 28, 2006 — previously filed as exhibit (d) (63) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(63)	Subadvisory Agreement between John Hancock Investment Management Services, LLC and RCM Capital Management LLC dated April 28, 2006 — previously filed as exhibit (d) (64) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(64)	Amendment to Subadvisory Agreement dated April, 28 2006 relating to Science & Technology Trust between John Hancock Investment Management Services, LLC and RCM Capital Management LLC dated October 6, 2006 — previously filed as exhibit (d) (65) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(65)	Amendment to Subadvisory Agreement dated December 1, 2005 relating to Special Value Trust between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc. dated June 30, 2006 — previously filed as exhibit (d) (66) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(66)	Subadvisory Agreement relating to Emerging Growth and High Income Trusts between John Hancock Investment Management Services, LLC and Sovereign Asset Management, LLC dated April 28, 2006 — previously filed as exhibit (d) (67) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(67)	Amendment to Subadvisory Agreement dated January 28, 1999 relating to Real Estate Equity Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated April 28, 2006 — previously filed as exhibit (d) (68) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(68)	Amendment to Subadvisory Agreement dated January 28, 1999 relating to Science & Technology Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated October 30, 2006 — previously filed as exhibit (d) (69) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

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(d)(69)	Amendment to Subadvisory Agreement dated April 30, 2003 relating to Large Cap Trust between John Hancock Investment Management Services, LLC and UBS Global Asset Management dated June 30, 2006 — previously filed as exhibit (d) (70) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(70)	Amendment to Subadvisory Agreement dated April 30, 2003 relating to Global Allocation, Large Cap and Strategic Opportunities Trusts between John Hancock Investment Management Services, LLC and UBS Global Asset Management dated December 18, 2006 — previously filed as exhibit (d) (71) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(71)	Amendment to Subadvisory Agreement dated October 1, 2006 relating to Value & Restructuring Trust between John Hancock Investment Management Services, LLC and UST Advisers, Inc. dated October 1, 2006 — previously filed as exhibit (d) (72) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(72)	Amendment to Subadvisory Agreement dated April 29, 2005 relating to Core Bond Trust between John Hancock Investment Management Services, LLC and Wells Capital Management, Incorporated dated June 30, 2006 — previously filed as exhibit (d) (73) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(73)	Amendments to Subadvisory Agreements dated April 30, 2007 between John Hancock Investment Management Services, LLC and (a) MFC Global Investment Management (U.S.), LLC, (b) MFC Global Investment Management (U.S.A), Ltd., (c) Wellington Investment Management, (d) Dimensional Fund Advisors — previously filed as exhibit (d)(73) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(74)	Amendment to Subadvisory Agreement dated May 5, 2000 relating to Real Return Bond Trust between John Hancock Investment Management Services, LLC and Pacific Investment Management Company dated June 29, 2007 — previously filed as exhibit (d)(74) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(75)	Amendment to Subadvisory Agreement dated January 29, 1999 relating to Special Value Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP, dated June 29, 2007 — previously filed as exhibit (d)(75) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(76)	Amendment to Subadvisory Agreement dated January 28, 1999 relating to All Cap Growth Trust between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc., dated July 1, 2007 — previously filed as exhibit (d)(76) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(77)	Amendment to Subadvisory Agreement dated May 1, 2003 relating to American Fundamental Holdings and American Global Diversification Trusts between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A), Ltd. Dated October 29, 2007 — previously filed as exhibit (d)(77) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(78)	Amendment to Subadvisory Agreement dated December 26, 2007 relating to Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust, Lifecycle 2050 Trust, Lifecycle Retirement Trust between John Hancock Investment Management

13

Services, LLC and MFC Global Investment Management (U.S.A), Ltd. — previously filed as exhibit (d)(78) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(79)	Amendment to Subadvisory Agreement dated January 29, 1999 relating to Global Asset Allocation Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP dated January 2, 2008 — previously filed as exhibit (d)(79) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(80)	Amendment to Subadvisory Agreement dated April 28, 2006 relating to Floating Rate Income Trust between John Hancock Investment Management Services, LLC and Western Asset Management Company dated December 26, 2007 — previously filed as exhibit (d)(80) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(81)	Amendment to Subadvisory Agreement dated January 28, 1999 relating to U.S. Global Leaders Growth Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated January 17, 2008 — previously filed as exhibit (d)(81) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(82)	Form of Amendment to Subadvisory Agreement dated April 28, 2008 relating to Disciplined Diversification Trust between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors LP — previously filed as exhibit (d)(82) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(83)	Form of Amendment to Subadvisory Agreement dated April 28, 2008 relating to Capital Appreciation Value Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. — previously filed as exhibit (d)(83) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(84)	Form of Subadvisory Agreement relating to Growth Equity Trust between John Hancock Investment Management Services, LLC and Rainier Investment Management, Inc. — previously filed as exhibit (d)(84) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(d)(85)	Amendment dated April 25, 2008 to the Subadvisory Agreement between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited relating to Quantitative All Cap Trust dated May 1, 2003 — — previously filed as exhibit (d)(85) to post effective amendment no. 79 on April 16, 2008 accession # 0000950135-08-002555.

(d)(86)	Form of Amendment dated May 1, 2008 to the Subadvisory Agreement between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited relating Smaller Company Growth Trust — FILED HEREWITH.

(d)(87)	Form of Subadvisory Agreement between John Hancock Investment Services, LLC and Perimeter Capital Management/Frontier Capital Management — FILED HEREWITH.

(e)	Form of Distribution Agreement between Trust and the distributor — previously filed as exhibit (e) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(e)(1)	Form of Amendment to Distribution Agreement dated September 28, 2004 — previously filed as exhibit (e)(1) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(f)	Not Applicable

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(g)	Custodian Agreement between the Trust and State Street Bank and Trust Company dated March 24, 1988 — previously filed as exhibit (g) to post effective amendment no. 63 filed on February 11, 2005, accession number 0000950135-05-000620.

(h)	Participation Agreement between the Trust and American Fund Insurance Series dated May 1, 2003 — previously filed as exhibit (h) to post-effective amendment no. 58 filed May 9, 2003.

(h)(2)	Transfer Agency Agreement (Series III) between Boston Financial Data Services and the Trust — previously filed as exhibit (h)(2) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(h)(3)	ClearSky Agreement (Series III) between Automated Business Development Corp and the Trust — previously filed as exhibit (h)(3) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(h)(4)(i)	Amended and Restated Participation Agreement dated April 30, 2006 among the Trust, John Hancock Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company and John Hancock Life Insurance Company of New York — previously filed as exhibit (h)(4)(i) to post effective amendment no. 73 filed on April 20, 2007, accession number 0000950135-07-002355.

(i)	Legal Opinion and Consent regarding the new portfolios — — — FILED HEREWITH.

(j)	Consent of Independent Registered Public Accounting Firm dated April 18, 2008. — previously filed as exhibit (j) to post effective amendment no. 80 on April 24, 2008 accession # 0000950135-08-002814.

(k)	Not Applicable

(l)	Not Applicable

(m)	Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred to as Series I and Series II 12b-1 Plans) — previously filed as Exhibit (m) to post-effective amendment no. 49 filed on July 19, 2002.

(m)(1)	Rule 12b-1 Plan for Series III — previously filed as exhibit (m)(1) to post effective amendment no. 57 filed on April 22, 2003.

(m)(2)	Amended and Restated Rule 12b-1 Plans for Series I, Series II and Series III; Rule 12b-1 Plan for Series IIIA (Lifestyle Trust only) — previously filed as exhibit (m)(2) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(n)	Amended and Restated Rule 18f-3 Plan — previously filed as exhibit (n)(2) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(o)	Not Applicable

(p)	Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.

(p)(1)	Code of Ethics of the following entities: (a) the Trust, (b) the Adviser to the Trust, (c) the Distributor to the Trust, (d) A I M Capital Management, Inc., (e) American Century Investments, (f) BlackRock Investment Management LLC., (g) Capital Guardian Trust Company, (h) Capital Research Management Company, (j) Davis Selected Advisors, L.P., (k) Declaration Management & Research LLC, (l) Deutsche Asset Management, Inc. (U.S.), (m) Dimensional Fund Advisors, Inc., (n) Franklin Templeton, (o) Fund

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Asset Management, L.P.(Mercury Advisors)(Merrill Lynch Investment Managers), (p) Grantham, Mayo, Van Otterloo & Co. LLC, (q) Independence Investment LLC, (r) Jennison Associates LLC, (s) John Hancock Advisers, (t) Legg Mason Funds Management, Inc., (u) Lord, Abbett & Co., (v) MFC Global Investment Management (U.S.A.) Limited, (w) Marsico Capital Management, LLC, (x) Massachusetts Financial Services Company, (y) Morgan Stanley Investment Management, (z) Munder Capital Management, (aa) Pacific Investment Management Company, (bb) Pzena Investment Management, LLC., (cc) RCM Capital Management, (dd) RiverSource Investments (Ameriprise): Retail Access, (ee) Salomon Brothers (Citigroup) Asset Management Inc., (ff) SSgA Funds Management, Inc., (gg) Sovereign Asset Management (MFC Global Investment Management (U.S.), LLC., (hh) Sustainable Growth Advisers, L.P., (ii) T. Rowe Price Associates, Inc., (jj) UBS Global Asset Management, (kk) United States Trust Company, (ll) Wellington Management Company, LLP, (mm) Wells Capital Management, Inc., (nn) Western Asset Management. — previously filed as exhibit (p) (17) to post effective amendment no. 72 filed on February 13,2007, accession number 0000950135-07-000767.

(p)(2)	Code of Ethics of Rainier Investment Management, Inc. dated January 2007 — previously filed as exhibit (p)(2) to post effective amendment no. 78 on February 13, 2008 accession # 0000950135-08-000895.

(p)(3)	Code of Ethics of Frontier Capital Management Company, LLC — FILED HEREWITH.

(p)(4)	Code of Ethics of Perimeter Capital Management — FILED HEREWITH.

(q)(1)	Power of Attorney dated March 31, 2006 — All Trustees — previously filed as exhibit (q)(9) to post effective amendment no. 70 filed on April 26, 2006, accession number 0000950135-06-002682.

Item 24.	Persons Controlled by or Under Common Control with Registrant
Four of the Trust shareholders are:
(i)	John Hancock Life Insurance Company of New York (“John Hancock New York”),

(ii)	John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”),

(iii)	John Hancock Life Insurance Company (“JHLICO”), and

(iv)	John Hancock Variable Life Insurance Company (“JHVLICO”).
John Hancock New York, John Hancock USA, JHLICO and JHVLICO (collectively, the “Companies”) hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust, the Absolute Return Trust, the American Fundamental Holdings Trust and the American Global Diversification Trust are also shareholders of certain of the Trust portfolios. The Companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended. The Trust will vote all shares of a portfolio issued to a Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust, the Absolute Return Trust, the American Fundamental Holdings Trust or the American Global Diversification Trust in proportion to such instructions.

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MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES — December 31, 2007

Item 25.	Indemnification
     Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Item 26.	Business and Other Connections of Investment Adviser
     See “Management of the Trust” in the Prospectus and “Investment Management Arrangements” in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, as amended each of which is herein incorporated by reference.

Item 27.	Principal Underwriters

a. Name of Investment Company	Capacity In which acting

John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter

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a. Name of Investment Company	Capacity In which acting

John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter

John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter

John Hancock Life Insurance Company Separate Account UV	Principal Underwriter

John Hancock Variable Life Insurance Company Separate Account S	Principal Underwriter

John Hancock Variable Life Insurance Company Separate Account U	Principal Underwriter

John Hancock Variable Life Insurance Company	Principal Underwriter
Separate Account V
     John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez III* (Chairman and President), Marc Costantini* (Executive Vice President and Chief Financial Officer) and Jonathan Chiel* (Executive Vice President and General Counsel). The board of managers of JHD LLC (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) may also act on behalf of JHD LLC.
*Principal business office is 601 Congress Street, Boston, MA 02210
**200 Bloor Street East, Toronto, Ontario Canada On M4W 1E5
*** 197 Clarendon St., Boston, MA 02116
b. John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) who have authority to act on behalf of JHD LLC.
*Principal business office is 601 Congress Street, Boston, MA 02210
**200 Bloor Street East, Toronto, Ontario Canada On M4W 1E5
*** 197 Clarendon St., Boston, MA 02116

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c. None.

Item 28.	Location of Accounts and Records
     All accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant’s investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02108,
By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or
By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 2 Avenue de Lafayette, Boston, Massachusetts 02111.
By A I M Capital Management, Inc., the subadviser to the All Cap Growth Trust and the Small Company Growth Trust, at its offices at 11 Greenway Plaza, Houston, Texas 77046.
By American Century Investment Management, Inc., the subadviser to the Small Company Trust and the Vista Trust, at its offices at 4500 Main Street, Kansas City, Missouri 64111.
By BlackRock Investment Management, Inc., the subadviser to the Large Cap Value Trust, at its offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
By Capital Guardian Trust Company., the subadviser to the Income & Value Trust, Overseas Equity Trust and the U.S. Large Cap Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.
By Capital Research Management Company, the subadviser to the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth Trust, American Growth and Income Trust and the American International Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.
By Davis Selected Advisers, L.P., the subadviser to the Financial Services Trust and the Fundamental Value Trust, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.
By Declaration Management & Research LLC, the subadviser to the Bond Index Trust A, Bond Index Trust B, Short-Term Bond Trust, Active Bond Trust and the Managed Trust, at its offices at 1650 Tysons Blvd., McLean, VA 22102.
By Deutsche Investment Management Americas, Inc., the subadviser to the Lifestyle Trusts, All Cap Core Trust, Global Real Estate Trust, and the Real Estate Securities Trust, at its offices at 345 Park Avenue, New York, New York 10154.
By Dimensional Fund Advisors, the subadviser to the Disciplined Diversification Trust and International Small Company Trust, at its offices at 1299 Ocean Avenue, Santa Monica, California 90401.
By Franklin Advisers, Inc., the investment adviser to the Income Trust, at its offices at One Franklin Parkway, San Mateo, California 94403.
By Franklin Mutual Advisers, Inc. the investment adviser to the Mutual Shares Trust, at its offices at John F. Kennedy Parkway, Short Hills, New Jersey 07078.
By Frontier Capital Management, the subadviser to the Small Company Growth Trust                     .
By Grantham, Mayo, Van Otterloo & Co. LLC, the subadviser to the Growth Opportunities Trust, Growth Trust, International Core Trust, International Growth Trust, Intrinsic Value Trust, U.S. Core Trust, U.S. Multi Sector Trust, Value Opportunities Trust and the Managed Trust, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.

19

By Independence Investment LLC, the subadviser to the Growth & Income Trust and the Small Cap Trust, at its offices at 53 State Street, Boston, Massachusetts 02109.
By Jennison Associates LLC, the subadviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.
By Legg Mason Capital Management, Inc., the subadviser to the Core Equity Trust, at its offices at 100 Light Street, Baltimore, Maryland 21202.
By Lord Abbett & Co., the subadviser to the Mid Cap Value Trust and the All Cap Value Trust, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.
By Marsico Capital Management, LLC , the subadviser for the International Opportunities Trust, at its offices at 1200 17th Street, Denver, Colorado 80202.
By Massachusetts Financial Services Company, the subadviser to the Utilities Trust, at its offices at 500 Boylston Street, Boston, MA 02116.
By MFC Global Investment Management (U.S.A.) Limited, the subadviser to the Lifestyle Trusts, Index 500 Trust, Index 500 Trust B, Index Allocation Trust, Mid Cap Index Trust, Money Market Trust A, Money Market Trust B, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Quantitative Value Trust, Small Cap Index Trust, Total Stock Market Index Trust, Absolute Return Trust, Franklin Templeton Founding Allocation Trust, American Fundamental Holdings Trust and the American Global Diversification Trust, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.
By MFC Global Investment Management (U.S.), LLC, the subadviser to the Emerging Growth Trust, High Income Trust, Strategic Income Trust and the Active Bond Trust, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.
By Morgan Stanley Asset Management Inc., the subadviser of the Value Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020.
By Munder Capital Management, the subadviser to the Small Cap Opportunities Trust, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.
By Pacific Investment Management Company LLC, the subadviser to the Real Return Trust, Global Bond Trust and the Total Return Trust, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.
By Perimeter Capital Management LLC, the subadviser to Small Company Growth Trust, at its offices at Five Concourse Parkway, Suite 2725, Atlanta Georgia 30328.
By Rainer Investment Management Inc., the subadviser to the Growth Equity Trust, at its offices at 601 Union Street, Suite 2801, Seattle, Washington 98101.
By RCM Capital Management LLC, the subadviser to the Emerging Small Company Trust and Science & Technology Trust, at its offices at Four Embarcadero Center, San Francisco, CA 94111.
By RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Trust, at its offices at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
By SSgA Funds Management, Inc., the subadviser to the International Equity Index Trust A and the International Equity Index Trust B, at its offices at One Lincoln Street, Boston, Massachusetts 02111.
By T. Rowe Price Associates, Inc., the subadviser to the Blue Chip Growth Trust, Equity-Income Trust, Health Science Trust, Mid Value Trust, Real Estate Equity Trust, Small Company Value Trust, Spectrum Income Trust, Science & Technology Trust, and the U.S. Global Leaders Growth Trust at its offices at 100 East Pratt Street, Baltimore, MD 21202.

20

By Templeton Global Advisors Limited, the subadviser to the Global Trust, at its offices at Box N7759, Lyford Cay, Nassau, Bahamas.
By Templeton Investment Counsel, LLC, the subadviser to International Value Trust and the International Small Cap Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.
By UST Advisers, Inc., the subadviser to the Value & Restructuring Trust, at its offices at 225 High Ridge Road, Stamford, Connecticut 06905.
By UBS Global Asset Management (Americas) Inc., the subadviser to the Large Cap Trust, Global Allocation Trust and the Strategic Opportunities Trust, at its offices at 1 North Wacker Drive, Chicago, Illinois 60606.
By Wellington Management Company LLP, the subadviser to the Dynamic Growth Trust, Investment Quality Bond Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust and the Small Cap Value Trust, at its offices at 75 State Street, Boston, Massachusetts 02109.
By Wells Capital Management Incorporated, the subadviser to the Core Bond Trust and the U.S. High Yield Bond Trust, at its offices at 525 Market St., San Francisco, California 94105.
By Western Asset Management Company, the subadviser to the High Yield Trust, Strategic Bond Trust and the U.S. Government Securities Trust, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

Item 29.	Management Services

Not applicable.

Item 30	Undertakings

Not Applicable.

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EXHIBIT INDEX

(d)(1)(W)	Form of Amendment to Amended and Restated Advisory Agreement between John Hancock Trust and John Hancock Investment Management Services, LLC, dated April 28, 2008 relating to BlackRock Global Allocation Trust, Smaller Company Growth Trust, and Alpha Opportunities Trust.

(d)(86)	Form of Amendment dated May 1, 2008 to the Subadvisory Agreement between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited relating Smaller Company Growth Trust.

(d)(87)	Form of Subadvisory Agreement between John Hancock Investment Services, LLC and Perimeter Capital Management/Frontier Capital Management.

(i)	Legal Opinion and Consent regarding the new portfolios.

(p)(3)	Code of Ethics of Frontier Capital Management Company, LLC.

(p)(4)	Code of Ethics of Perimeter Capital Management.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on this 17th day of July, 2008.

JOHN HANCOCK TRUST
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE

/s/ Keith F. Hartstein Keith F. Hartstein	President and Chief Executive Officer	July 17, 2008

/s/ Gordon M. Shone Gordon M. Shone	Treasurer (Principal Financial Officer and Principal Accounting Officer)	July 17, 2008

/s/ Charles L. Bardelis *	Trustee	July 17, 2008
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	July 17, 2008
James R. Boyle

/s/ Peter S. Burgess *	Trustee	July 17, 2008
Peter S. Burgess

/s/ Elizabeth G. Cook *	Trustee	July 17, 2008
Elizabeth G. Cook

/s/ Hassell H. McClellan *	Trustee	July 17, 2008
Hassell H. McClellan

/s/ James M. Oates *	Trustee	July 17, 2008
James M. Oates

/s/ F. David Rolwing *	Trustee	July 17, 2008
F. David Rolwing

*      By Power of Attorney
JOHN HANCOCK TRUST

By:	/s/ Betsy Anne Seel
Betsy Anne Seel
Attorney-In-Fact Pursuant to Power of Attorney Previously filed with Post-Effective Amendment No.70 to the Trust’s Registration Statement On April 26, 2006